UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified Emerging Markets Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by portfolio managers Elizabeth Slover, Michelle Y. Chan, CFA, Julianne McHugh, C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of -5.50%, Class C shares returned -6.48%, Class I shares returned -5.10%, and Class Y shares returned -5.06%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of -0.81% for the same period.2

Stocks in the emerging markets lost ground during the reporting period, largely in response to developed markets’ tightening monetary policies and geopolitical unrest. The fund lagged the Index due to shortfalls in one of the fund’s underlying funds, Dreyfus Global Emerging Markets Fund, and one of the fund’s underlying investment strategies, referred to below as the Mellon Capital Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among two emerging-market equity strategies by BNY Mellon Asset Management North America Corporation (the “Sub-adviser,” an affiliate of Dreyfus (the Mellon Capital Strategy and the TBCAM Strategy), and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Investment Management (North America) Limited (the Newton Fund), and Dreyfus Strategic Beta Emerging Markets Equity Fund, which is sub-advised by the Sub-adviser (the Mellon Capital Fund). The Mellon Capital Strategy is through the Mellon Capital Management active equity portfolio management team and the TBCAM Strategy is through The Boston Company Asset Management global research portfolio team, each at the Sub-adviser. Dreyfus determines the investment strategies and sets the target allocations.

Emerging Markets Rebound, Then Reverse Course

Emerging-market equities benefited broadly from positive global economic trends during the first four months of the reporting period. Corporate earnings growth gained momentum across most industry groups and geographic regions. Strengthening global demand for commodities bolstered markets that export raw materials and energy, such as Russia and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Brazil. Strong information technology and financials sector performance drove gains in China. South Korea benefited from easing regional political tensions.

Global equity markets, including most emerging markets, dipped sharply in February 2018 in response to concerns about renewed inflationary pressures in the United States. In March, the prospect of potential U.S. trade restrictions sparked additional market declines. Markets steadied after the initial sell-off, but as U.S. rates and yields resumed their upward trend in April alongside a rising oil price, the heightened inflation expectations resulted in the U.S. dollar strengthening. This was a headwind for all emerging-market currencies to varying degrees, particularly Argentina and Turkey, whose currencies depreciated significantly. Further weighing on sentiment has been the rising U.S./China trade tensions, and political and economic difficulties in parts of South America.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Index was constrained by shortfalls posted by one of the four underlying strategies and one of the underlying funds. Most notably, the Newton Fund was undermined by underweighted exposure to banks and a lack of holdings in the rallying energy sector. Exposure to Mexico-based micro-finance company Gentera weighed on returns, as did a position in India-based finance company Edelweiss Financial Services. We have since exited our position in Gentera. Indian software and retail service company Vakrangee was among the largest individual detractors from performance. These detractors more than offset positive results from stock selection in industrials and a lack of exposure to communication services and real estate.

The Mellon Capital Strategy also trailed the Index, in part due to disappointing security selection in the health care and utilities sectors. Stock decisions in Turkey and India also weighed on results. More successful stock picks in the communication services and consumer staples sectors, as well as positions in Colombia- and Mexico-based companies, were not enough to make up for shortfalls in other areas.

Dreyfus Strategic Beta Emerging Markets Equity Fund fared better than the Index on the strength of favorable stock selections in the energy and consumer discretionary sectors. A position in Russian energy company Lukoil was among the largest contributors. From a country perspective, the fund achieved positive relative results in China and Russia. This performance compensated for relatively weak results in the financials and information technology sectors, as well as in Poland- and South Korea-based companies.

The TBCAM Strategy outperformed the Index as a result of strongly positive contributions from investments in South Africa, China, and Mexico. Industry groups that supported relative performance included the materials and financials sectors. Positive performance in these areas negated the effects of relative weakness in India, Taiwan, and Turkey as well as the industrials and health care sectors.

Finding Ample Opportunities in the Emerging Markets

While recent threats of new U.S. tariffs have raised concerns regarding stock market volatility and the stability of international trade relations, we believe that fundamental economic trends portend well for continued growth in the emerging markets. Each of the fund’s underlying strategies and underlying funds employs its own distinctive approach to

4

investing in emerging-market equities, and all report that they have continued to find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, sub-advisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the Sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the Sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Diversified Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Diversified Emerging Markets Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/18
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	-10.95%	1.63%	3.45%††
without sales charge	3/31/09	-5.50%	2.84%	4.07%††
Class C shares
with applicable redemption charge †	3/31/09	-7.41%	1.96%	3.27%††
without redemption	3/31/09	-6.48%	1.96%	3.27%††
Class I shares	7/10/06	-5.10%	3.24%	4.54%
Class Y shares	1/31/14	-5.06%	3.32%††	4.58%††
MSCI Emerging Markets Index		-0.81%	3.61%	5.40%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.48	$10.66	$4.45	$4.02
Ending value (after expenses)	$886.00	$882.30	$888.60	$888.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$$6.93	$11.41	$4.76	$4.31
Ending value (after expenses)	$$1,018.20	$1,013.74	$1,020.36	$1,020.81

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.26% for Class C, .94% for Class I and 85% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Shares		Value ($)
Common Stocks - 51.7%
Brazil - 2.0%
Banco Bradesco	7,975		50,434
Banco do Brasil	93,800		682,617
BR Malls Participacoes	4,335	[a]	10,358
Cia de Saneamento Basico do Estado de Sao Paulo	60,100		352,098
EDP - Energias do Brasil	158,400		503,218
Hypermarcas	58,200		410,573
JBS	197,400		457,018
Suzano Papel e Celulose	71,200		846,068
Vale	87,441		1,293,682
			4,606,066
Canada - .2%
Gran Tierra Energy	121,722	[a,b]	464,978
Chile - .4%
Aguas Andinas, Cl. A	164,900		91,262
Empresa Nacional de Electricidad	568,400		398,749
Empresa Nacional de Telecomunicaciones	57,150		485,810
			975,821
China - 15.5%
Alibaba Group Holding, ADR	35,898	[a]	5,914,555
Angang Steel	118,000		105,514
Anhui Conch Cement, Cl. H	242,000		1,460,652
ANTA Sports Products	114,000		546,820
BAIC Motor	691,000	[c]	553,446
Baidu	2,150	[a]	491,662
Bank of China, Cl. H	372,000		165,368
Beijing Capital International Airport, Cl. H	317,956		386,258
China Coal Energy, Cl. H	971,000		409,320
China Communications Services, Cl. H	850,000		782,860
China Construction Bank, Cl. H	3,159,000		2,760,168
China Medical System Holdings	380,000		528,132
China National Building Material, Cl. H	560,000		497,167
China Petroleum & Chemical, Cl. H	1,244,000		1,245,851
China Railway Group, Cl. H	782,000		775,172
China Shenhua Energy, Cl. H	235,000		536,741
China Vanke, Cl. H	11,700		38,709
Chongqing Rural Commercial Bank, Cl. H	610,000		333,506
CNOOC	624,000		1,235,509
Country Garden Holdings	30,000		37,824

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 51.7% (continued)
China - 15.5% (continued)
Country Garden Services Holdings	3,448	[a]	5,858
Evergrande Real Estate Group	44,000		123,372
Geely Automobile Holdings	202,000		402,537
Guangzhou Automobile Group, Cl. H	440,000		487,306
Huaneng Renewables, Cl. H	1,578,000		469,670
Huazhu Group	16,388		529,332
Industrial & Commercial Bank of China, Cl. H	833,000		608,654
Longfor Properties	7,500		19,353
New Oriental Education & Technology Group, ADR	7,633	[a]	564,918
PICC Property & Casualty, Cl. H	309,000		364,721
Ping An Insurance Group Company of China, Cl. H	289,500		2,939,988
Shanghai Pharmaceuticals Holding, Cl. H	273,900		684,370
Sino-Ocean Land Holdings	23,500		10,357
Sinopec Shanghai Petrochemical, Cl. H	266,000		162,420
Tencent Holdings	190,900		7,881,467
Weibo, ADR	7,132	[a]	521,563
Weichai Power, Cl. H	473,000		586,088
Yanzhou Coal Mining, Cl. H	472,000		546,864
			35,714,072
Colombia - .6%
Bancolombia, ADR	12,101		504,854
Ecopetrol	552,400		751,374
Interconexion Electrica	27,800		125,545
			1,381,773
Czech Republic - .4%
Moneta Money Bank	231,833	[c]	853,497
Hong Kong - 1.7%
China Mobile	23,000		226,670
China Overseas Land & Investment	30,000		93,890
China Resources Cement Holdings	234,000		272,310
China Resources Gas Group	174,000		707,927
China Resources Land	20,000		70,002
China Unicom Hong Kong	498,000		586,530
Haier Electronics	83,000	[a]	225,303
Lee & Man Paper Manufacturing	537,000		498,013
Shanghai Industrial Holdings	227,000		502,811
Shimao Property Holdings	271,000		675,739
			3,859,195
Hungary - .2%
OTP Bank	13,525		501,243

10

Description	Shares	Value ($)
Common Stocks - 51.7% (continued)
India - 3.6%
Bajaj Finance	5,400	161,312
Bharat Petroleum	29,808	152,810
Bharti Infratel	62,400	224,171
Hero MotoCorp	6,800	274,920
Hindalco Industries	155,000	485,632
Hindustan Petroleum	142,150	488,120
Housing Development Finance	37,817	913,978
ICICI Bank	165,870	693,362
Indiabulls Housing Finance	31,259	368,398
Infosys	51,840	520,273
ITC	122,048	497,047
Larsen & Toubro	46,794	819,536
Mahindra & Mahindra	41,180	487,649
Tata Consultancy Services	4,750	142,924
Tata Power	198,400	173,300
Tech Mahindra	133,531	1,368,594
UPL	21,500	196,276
Vedanta	133,250	422,358
		8,390,660
Indonesia - .9%
Bank Mandiri	1,459,800	658,803
Bank Negara Indonesia	597,600	296,765
Telekomunikasi Indonesia	4,212,700	1,029,039
		1,984,607
Luxembourg - .2%
Tenaris	12,573	421,447
Malaysia - .7%
Genting	134,900	254,578
Hong Leong Financial Group	129,700	604,859
Malaysia Airports Holdings	338,000	726,882
		1,586,319
Mexico - 1.3%
America Movil, Ser. L	259,800	208,934
Arca Continental	100,700	649,917
Fibra Uno Administracion	13,100	17,325
Gentera	1,099,500	1,112,191
Grupo Aeroportuario del Sureste, Cl. B	12,900	263,597
Wal-Mart de Mexico	283,500	860,014
		3,111,978
Philippines - .8%
Ayala Land	743,400	551,049
DMCI Holdings	1,605,100	338,072
Globe Telecom	2,295	93,448

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 51.7% (continued)
Philippines - .8% (continued)
Metro Pacific Investments	1,906,000		167,564
Puregold Price Club	841,350		700,736
SM Prime Holdings	46,300		30,978
			1,881,847
Poland - .3%
Jastrzebska Spolka Weglowa	13,600	[a]	244,201
Powszechna Kasa Oszczednosci Bank Polski	43,646		507,870
			752,071
Qatar - .0%
Qatar National Bank	814		39,571
Russia - 2.2%
Gazprom, ADR	230,501		1,152,505
Lukoil, ADR	22,240		1,705,808
MMC Norilsk Nickel, ADR	4,700		81,310
Rosneft, GDR	12,313		92,446
Sberbank of Russia, ADR	106,609		1,351,802
Sistema, GDR	6,159		16,186
Surgutneftegas, ADR	12,760		52,826
Tatneft, ADR	7,450		569,925
			5,022,808
South Africa - 2.4%
Absa Group	25,800		277,097
Clicks Group	50,893		629,808
FirstRand	138,069		662,653
Growthpoint Properties	17,287		28,398
Investec	61,200		430,742
Kumba Iron Ore	5,900		133,911
Naspers, Cl. N	5,110		1,102,723
Nedbank Group	28,995		542,593
Redefine Properties	20,861		14,781
Resilient REIT	2,384		9,800
Sappi	63,800		400,407
Sasol	22,141		857,269
Standard Bank Group	14,200		175,727
Telkom	60,973		222,743
			5,488,652
South Korea - 9.6%
Daelim Industrial	8,200		610,611
Dongbu Insurance	7,100		465,973
E-MART	2,333		436,419
GS Engineering & Construction	18,919		892,011
Hana Financial Group	17,918		719,628

12

Description	Shares		Value ($)
Common Stocks - 51.7% (continued)
South Korea - 9.6% (continued)
Hankook Tire	9,278		419,047
Hyundai Heavy Industries	7,646	[a]	927,101
Hyundai Marine & Fire Insurance	17,300		654,257
Hyundai Mobis	2,939		604,095
KB Financial	13,520		660,612
KIWOOM Securities	5,762		506,464
KT	6,996		190,155
KT&G	6,800		637,548
Kumho Petrochemical	8,646		767,754
LG Electronics	3,329		213,080
NH Investment & Securities	40,900		527,266
POSCO	4,167		1,106,316
Samsung Electro-Mechanics	6,674		836,318
Samsung Electronics	160,850		6,735,616
Samsung SDI	3,597		838,246
Shinhan Financial Group	18,326		743,448
SK Holdings	2,280		589,912
SK Hynix	12,800		843,525
SK Telecom	2,330		592,346
S-Oil	4,141		511,442
Woori Bank	10,000		152,355
			22,181,545
Taiwan - 6.4%
Cathay Financial Holding	578,000		993,843
Chailease Holding	239,920		840,777
China Life Insurance	157,940		158,804
EVA Airways	1,014,300		493,314
Formosa Chemicals & Fibre	188,000		788,131
Fubon Financial Holding	418,000		709,147
Innolux	701,000		243,363
Largan Precision	7,000		833,361
Powertech Technology	166,000		452,881
Shin Kong Financial Holding	439,235		171,908
Synnex Technology International	403,000		514,095
Taiwan Semiconductor Manufacturing	682,600		5,868,486
TCI	52,870		850,200
Transcend Information	78,000		178,823
Uni-President Enterprises	334,000		871,837
Wistron	604,842		394,208
Yageo	24,773		372,410
			14,735,588
Thailand - 1.5%
Advanced Info Service	180,900		1,124,332

13

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 51.7% (continued)
Thailand - 1.5% (continued)
Bangkok Bank		73,500		495,455
Glow Energy		93,000		253,061
Indorama Ventures		334,000		609,338
PTT, NVDR		78,000		130,844
Thai Beverage		851,100		423,355
Thai Oil		178,700		489,021
				3,525,406
Turkey - .2%
Akbank		6,200		7,109
Emlak Konut Gayrimenkul Yatirim Ortakligi		14,944		4,432
Eregli Demir ve Celik Fabrikalari		7,600		13,890
Ford Otomotiv Sanayi		23,642		257,766
Haci Omer Sabanci Holding		159,390		201,512
Tofas Turk Otomobil Fabrikasi		900		3,188
Turkiye Sise ve Cam Fabrikalari		28,100		27,192
Turkiye Vakiflar Bankasi, Cl. D		22,100		13,879
				528,968
United Arab Emirates - .6%
Abu Dhabi Commercial Bank		274,026		591,622
Dubai Islamic Bank		292,347		429,009
Emaar Properties		304,181		409,936
				1,430,567
Total Common Stocks (cost $102,566,852)				119,438,679

Exchange-Traded Funds - 3.9%
United States - 3.9%
Global X MSCI Colombia ETF		150,311	[b]	1,503,110
iShares MSCI Emerging Markets ETF		101,365	[b]	4,350,586
iShares MSCI Indonesia ETF		71,436	[b]	1,640,885
iShares MSCI South Africa ETF		23,702	[b]	1,271,612
Vanguard FTSE Emerging Markets ETF		6,400		262,400
Total Exchange-Traded Funds (cost $9,288,952)				9,028,593
	Preferred Dividend Yield (%)
Preferred Stocks - .9%
Brazil - .4%
Banco Bradesco	3.62	14,831		104,956
Banco do Estado do Rio Grande do Sul, Cl. B	5.89	130,200		479,398
Cia Energetica de Minas Gerais	4.95	258,416		454,310
				1,038,664

14

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .9% (continued)
Chile - .2%
Embotelladora Andina, Cl. B	3.62	111,048		432,200
South Korea - .3%
Samsung Electronics	3.29	18,450		629,554
Taiwan - .0%
Cathay Financial Holding	3.59	23,923		49,361
Total Preferred Stocks (cost $2,142,433)				2,149,779

Investment Companies - 41.7%
Registered Investment Companies - 41.7%
Dreyfus Global Emerging Markets Fund, Cl. Y		4,853,271	[d]	76,633,153
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y		1,485,865	[d]	19,806,580
Total Investment Companies (cost $83,320,799)				96,439,733
	7-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,091,825)	1.97	1,091,825	[d]	1,091,825
Total Investments (cost $198,410,861)		98.7%		228,148,609
Cash and Receivables (Net)		1.3%		2,958,595
Net Assets		100.0%		231,107,204

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt
NVDR—Non-Voting Depository Receipt
REIT—Real Estate Investment Trust

aNon-income producing security.
bSecurity, or portion thereof, on loan. At September 30, 2018, the value of the fund’s securities on loan was $4,676,546 and the value of the collateral held by the fund was $4,800,564, consisting of cash collateral of $1,091,825 and U.S. Government & Agency securities valued at $3,708,739.
cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities were valued at $1,406,943 or .61% of net assets.
dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

15

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Registered Investment Companies	45.6
Banks	7.5
Software & Services	7.3
Technology Hardware & Equipment	5.0
Materials	4.9
Energy	4.8
Semiconductors & Semiconductor Equipment	3.1
Capital Goods	2.6
Insurance	2.5
Telecommunication Services	2.5
Diversified Financials	2.3
Food, Beverage & Tobacco	1.7
Utilities	1.5
Automobiles & Components	1.5
Food & Staples Retailing	1.1
Real Estate	.9
Transportation	.8
Consumer Services	.6
Media	.5
Investment Companies	.5
Consumer Durables & Apparel	.4
Pharmaceuticals Biotechnology & Life Sciences	.4
Household & Personal Products	.4
Health Care Equipment & Services	.3
Commercial & Professional Services	.0
98.7

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/2017 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	76,142,000	12,970,701		3,583,485	(314,680)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,813,104	97,586,318		99,307,597	—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	17,636,388	3,360,932		895,871	(59,653)
Total	96,591,492	113,917,951		103,786,953	(374,333)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 9/30/2018 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	(8,581,383)	76,633,153	33.1	1,023,087
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	—	1,091,825.5		—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	(235,216)	19,806,580	8.6	374,029
Total	(8,816,599)	97,531,558	42.2	1,397,116

† Includes reinvested dividends/distributions.

See notes to financial statements.

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Credit Suisse International
Turkish Lira	1,792,510	United States Dollar	294,739	10/1/18	1,626
Brazilian Real	780,614	United States Dollar	192,848	10/1/18	393
United States Dollar	395,094	Brazilian Real	1,599,261	10/1/18	(804)
Hungarian Forint	36,662,913	United States Dollar	132,788	10/1/18	(1,100)
Hong Kong Dollar	10,503,485	United States Dollar	1,344,825	10/2/18	(3,044)
United States Dollar	260,071	Hong Kong Dollar	2,031,227	10/2/18	589
United States Dollar	140,068	South Korean Won	156,329,781	10/2/18	(881)
Deutsche Bank
United States Dollar	87,373	Taiwan Dollar	2,677,138	10/1/18	(323)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	246,931	Thai Baht	8,016,594	10/1/18	(977)
United States Dollar	505,317	Indonesian Rupiah	7,541,857,685	10/2/18	(574)
Gross Unrealized Appreciation					2,608
Gross Unrealized Depreciation					(7,703)

See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,676,546)—Note 1(c):
Unaffiliated issuers	113,998,237	130,617,051
Affiliated issuers	84,412,624	97,531,558
Cash		2,223,019
Cash denominated in foreign currency	2,099,590	2,089,491
Receivable for investment securities sold		1,638,378
Receivable for shares of Beneficial Interest subscribed		529,382
Dividends and securities lending income receivable		180,033
Tax reclaim receivable		11,462
Unrealized appreciation on foreign currency transactions		4,604
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,608
Prepaid expenses		25,867
		234,853,453
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		188,195
Payable for investment securities purchased		2,171,010
Liability for securities on loan—Note 1(c)		1,091,825
Payable for shares of Beneficial Interest redeemed		216,808
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		7,703
Trustees fees and expenses payable		1,770
Accrued expenses		68,938
		3,746,249
Net Assets ($)		231,107,204
Composition of Net Assets ($):
Paid-in capital		224,872,602
Total distributable earnings (loss)		6,234,602
Net Assets ($)		231,107,204

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	478,585	28,959	4,700,252	225,899,408
Shares Outstanding	21,089	1,355	207,444	9,955,854
Net Asset Value Per Share ($)	22.69	21.37	22.66	22.69

See notes to financial statements.

19

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends (net of $469,933 foreign taxes withheld at source):
Unaffiliated issuers	3,513,622
Affiliated issuers	1,397,116
Income from securities lending—Note 1(c)	41,022
Total Income	4,951,760
Expenses:
Investment advisory fee—Note 3(a)	1,434,576
Custodian fees—Note 3(c)	125,124
Professional fees	106,680
Administration fee—Note 3(a)	101,372
Registration fees	64,023
Trustees’ fees and expenses—Note 3(d)	17,723
Prospectus and shareholders’ reports	10,702
Shareholder servicing costs—Note 3(c)	9,486
Loan commitment fees—Note 2	4,712
Distribution fees—Note 3(b)	207
Miscellaneous	77,835
Total Expenses	1,952,440
Less—reduction in expenses due to undertaking—Note 3(a)	(91)
Net Expenses	1,952,349
Investment Income—Net	2,999,411
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	1,405,536
Affiliated issuers	(374,333)
Net realized gain (loss) on forward foreign currency exchange contracts	(61,384)
Net Realized Gain (Loss)	969,819
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(8,959,680)
Affiliated issuers	(8,816,599)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,095)
Net Unrealized Appreciation (Depreciation)	(17,781,374)
Net Realized and Unrealized Gain (Loss) on Investments	(16,811,555)
Net (Decrease) in Net Assets Resulting from Operations	(13,812,144)

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment income—net	2,999,411	1,027,702
Net realized gain (loss) on investments	969,819	4,737,921
Net unrealized appreciation (depreciation) on investments	(17,781,374)	29,358,115
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,812,144)	35,123,738
Distributions ($):
Distributions to shareholders:
Class A	(6,659)	(706)
Class I	(59,484)	(6,480)
Class Y	(2,536,872)	(714,061)
Total Distributions	(2,603,015)	(721,247)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	436,160	537,581
Class C	19,500	-
Class I	5,503,868	4,376,821
Class Y	53,816,816	60,760,200
Distributions reinvested:
Class A	6,600	706
Class I	51,165	5,849
Class Y	441,442	112,993
Cost of shares redeemed:
Class A	(798,235)	(747,230)
Class C	(16,234)	(44,160)
Class I	(3,999,456)	(2,523,767)
Class Y	(25,815,228)	(29,151,205)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	29,646,398	33,327,788
Total Increase (Decrease) in Net Assets	13,231,239	67,730,279
Net Assets ($):
Beginning of Period	217,875,965	150,145,686
End of Period	231,107,204	217,875,965

21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	16,816	24,924
Shares issued for distributions reinvested	257	38
Shares redeemed	(33,231)	(35,348)
Net Increase (Decrease) in Shares Outstanding	(16,158)	(10,386)
Class Cb
Shares sold	833	-
Shares redeemed	(702)	(2,173)
Net Increase (Decrease) in Shares Outstanding	131	(2,173)
Class Ic
Shares sold	220,205	208,888
Shares issued for distributions reinvested	2,001	317
Shares redeemed	(161,915)	(122,804)
Net Increase (Decrease) in Shares Outstanding	60,291	86,401
Class Yc
Shares sold	2,159,493	2,831,224
Shares issued for distributions reinvested	17,243	6,111
Shares redeemed	(1,053,877)	(1,438,486)
Net Increase (Decrease) in Shares Outstanding	1,122,859	1,398,849

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was 595,545 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended September 30, 2018, 339 Class C shares representing $8,029 were automatically converted for 319 Class A shares.

[c]During the period ended September 30, 2018, 107,970 Class Y shares representing $2,689,738 were exchanged for 108,116 Class I shares and during the period ended September 30, 2017, 150,737 Class Y shares representing $3,124,374 were exchanged for 150,938 Class I shares.

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.18	19.92	17.23	21.34	20.58
Investment Operations:
Investment income—net[a]	.19	.02	.02	.09	.05
Net realized and unrealized gain (loss) on investments	(1.50)	4.26	2.72	(3.88)	.98
Total from Investment Operations	(1.31)	4.28	2.74	(3.79)	1.03
Distributions:
Dividends from investment income—net	(.18)	(.02)	(.08)	(.13)	(.28)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.18)	(.02)	(.08)	(.33)	(.28)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	22.69	24.18	19.92	17.23	21.34
Total Return (%)[c]	(5.50)	21.48	16.20	(18.00)	5.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.26	1.28	1.39	1.42	4.80
Ratio of net expenses to average net assets[d]	1.26	1.27	1.39	1.42	1.60
Ratio of net investment income to average net assets[d]	.77	.08	.10	.47	.22
Portfolio Turnover Rate	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	479	901	949	1,153	209

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount does not include the expenses of the underlying funds

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.85	18.98	16.50	20.44	19.60
Investment Operations:
Investment income (loss)—net[a]	(.11)	(.16)	(.13)	.04	(.16)
Net realized and unrealized gain (loss) on investments	(1.37)	4.03	2.58	(3.79)	.99
Total from Investment Operations	(1.48)	3.87	2.45	(3.75)	.83
Distributions:
Dividends from net realized gain on investments	—	—	—	(.20)	—
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	21.37	22.85	18.98	16.50	20.44
Total Return (%)[c]	(6.48)	20.39	15.03	(18.44)	4.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.59	2.32	2.23	2.08	6.10
Ratio of net expenses to average net assets[d]	2.26	2.25	2.23	2.08	2.35
Ratio of net investment income (loss) to average net assets[d]	(.47)	(.83)	(.74)	.22	(.77)
Portfolio Turnover Rate	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	29	28	64	291	69

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

24

	Year Ended September 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.13	19.86	17.16	21.16	20.45
Investment Operations:
Investment income (loss)—net[a]	.32	.13	.02	.16	(.30)
Net realized and unrealized gain (loss) on investments	(1.52)	4.22	2.75	(3.79)	1.34
Total from Investment Operations	(1.20)	4.35	2.77	(3.63)	1.04
Distributions:
Dividends from investment income—net	(.27)	(.08)	(.10)	(.18)	(.34)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.27)	(.08)	(.10)	(.38)	(.34)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	22.66	24.13	19.86	17.16	21.16
Total Return (%)	(5.10)	22.05	16.45	(17.44)	5.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.89	.95	1.11	.99	3.57
Ratio of net expenses to average net assets[c]	.89	.94	1.11	.99	1.35
Ratio of net investment income (loss) to average net assets[c]	1.26	.57	.12	.83	(.63)
Portfolio Turnover Rate	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	4,700	3,550	1,207	2,840	748

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	24.16	19.90	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.31	.13	.07	.17	.14
Net realized and unrealized gain (loss) on investments	(1.50)	4.23	2.74	(3.82)	2.02
Total from Investment Operations	1.19	4.36	2.81	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.28)	(.10)	(.12)	(.18)	—
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.28)	(.10)	(.12)	(.38)	—
Proceeds from redemption fees—Note 3(e)	.00[c]	.00[c]	.03	.01	.01
Net asset value, end of period	22.69	24.16	19.90	17.18	21.20
Total Return (%)	(5.06)	22.06	16.64	(17.44)	11.40[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.80	.86	1.01	.93	1.29[f]
Ratio of net expenses to average net assets[e]	.80	.85	1.01	.93	1.29[f]
Ratio of net investment income to average net assets[e]	1.24	.61	.42	.84	1.03[f]
Portfolio Turnover Rate	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	225,899	213,397	147,926	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (the “sub adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The sub adviser is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Mellon Capital Management Corporation and The Boston Company Asset Management Corporation, which they served as the fund’s sub-investment adviser prior to January 31, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes

27

NOTES TO FINANCIAL STATEMENTS (continued)

include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

28

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

29

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Common Stocks†	119,438,679	-	-	119,438,679
Equity Securities - Preferred Stocks†	2,149,779	-	-	2,149,779
Exchange-Traded Funds	9,028,593	-	-	9,028,593
Investment Companies	97,531,558	-	-	97,531,558
Other Financials Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,608	-	2,608
Liabilities ($)
Other Financials Instruments:
Forward Foreign Currency Exchange Contracts††	-	(7,703)	-	(7,703)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

30

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2018, The Bank of New York Mellon earned $7,786 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

31

NOTES TO FINANCIAL STATEMENTS (continued)

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,105,455, accumulated capital losses $22,300,538 and unrealized appreciation $27,429,685.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. The fund has $14,366,725 of short-term capital losses and $7,933,813 of long-term capital losses which can be carried forward for an unlimited period.

32

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $2,603,015 and $721,247, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, foreign capital gains taxes and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $84,501 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and

33

NOTES TO FINANCIAL STATEMENTS (continued)

direct investments. Dreyfus has also contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.30% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $91 during the period ended September 30, 2018.

Pursuant to separate sub-investment advisory agreements between Dreyfus and the sub adviser, the sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10%

34

of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $101,372 during the period ended September 30, 2018.

During the period ended September 30, 2018, the Distributor retained $770 from commissions earned on sales of the fund’s Class A shares and $44 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2018, Class C shares were charged $207 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $2,311 and $69, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

35

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $3,600 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $125,124 pursuant to the custody agreement.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $108,152, administration fees $8,820, Distribution Plan fees $18, Shareholder Services Plan fees $105, custodian fees $67,322, Chief Compliance Officer fees $3,145 and transfer agency fees $647, which are offset again an expense reimbursement currently in effect in the amount of $14.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2018, redemption fees charged and retained by the fund amounted to $42,837.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2018, amounted to $128,186,525 and $97,838,209, respectively.

36

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are

37

NOTES TO FINANCIAL STATEMENTS (continued)

eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,608	(7,703)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,608	(7,703)
Derivatives not subject to
Master Agreements	(2,608)	5,829
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1,874)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Deutsche Bank	(323)		-	-	(323)
Merrill Lynch, Pierce, Fenner & Smith	(1,551)		-	-	(1,551)
Total	(1,874)		-	-	(1,874)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2018:

Average Market Value ($)
Forward Contracts	582,055

At September 30, 2018, the cost of investments for federal income tax purposes was $200,709,102; accordingly, accumulated net unrealized appreciation on investments was $27,435,179, consisting of $36,142,361 gross unrealized appreciation and $8,707,182 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Dreyfus Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Diversified Emerging Markets Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $3,815,749 as income sourced from foreign countries for the fiscal year ended September 30, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $471,925 as taxes paid from foreign countries for the fiscal year ended September 30, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $2,603,015 as ordinary income dividends paid during the fiscal year ended September 30, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

43

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich StreetNew York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6919AR0918

Dreyfus/Newton International Equity Fund

ANNUAL REPORT September 30, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Newton International Equity Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 3.06%, Class C shares returned 2.27%, Class I shares returned 3.30%, and Class Y shares returned 3.33%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 2.74% for the same period.3

International equity markets posted moderate gains over the reporting period amid strong corporate earnings, pockets of improving economic growth, and rising geopolitical tensions. The fund’s relative performance as compared to the Index was primarily due to stock selection in the industrials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management (North America) Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies using these investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity have created an extreme valuation, and the valuation of a company has become expensive against its peers.

Corporate Earnings Bolster While Geopolitical Tensions Restrain Stocks

Developed international markets gained ground over the first half of the reporting period, supported by a continuing economic recovery and rising corporate earnings.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Japanese stocks benefited from greater economic growth, unexpectedly strong corporate earnings, a strengthening yen, and the reelection of the incumbent government. Global growth trends enabled equities in the United Kingdom to post gains in the face of a sluggish domestic economy and concerns regarding the country’s exit from the European Union. Conversely, stocks slid in the Eurozone, despite improving regional economic fundamentals, when political uncertainties in Germany and Spain weighed on European stock prices over the final months of 2017. February 2018 saw an increase in market volatility, prompted by perceived inflationary pressures, and volatility continued in March amid concerns about possible trade disputes. The resulting declines erased a portion of the Index’s previous gains. Another major focus of investors’ attention was Italy, where a constitutional crisis at the end of May briefly roiled markets. Concerns continued throughout the summer, suppressing market returns.

In July, President Donald Trump’s trade hostilities with China escalated as billions more dollars’ worth of trade became subject to new tariffs. Brexit also remained a significant concern for investors, while Italian politics returned to dominate financial headlines as the populist coalition government unveiled its long-awaited spending plans, which threatened to breach European Union deficit restrictions. In the developing world, structurally weaker economies and their currencies suffered due to knock-on effects of continued U.S. monetary tightening and associated contraction of international dollar liquidity.

Stock Selection Drove Fund Performance

The fund kept pace with the Index during the reporting period on the strength of our stock selection strategy in the industrials and consumer discretionary sectors.

From a country perspective, Japan yielded a number of the portfolio’s top contributors in the form of TechnoPro Holdings, Don Quijote Holdings, M3 and Recruit Holdings. However, it was Sony that had the largest impact. Our investment case for Sony was corroborated by several sets of encouraging results released during the period. Semiconductors tend to remain a focus for investors in the company, although we continue to see value, as high-return businesses, in the company’s Game & Network and Music divisions. Despite recent good performance, Sony remains an attractively valued margin expansion and rerating story. Away from Japan, Wolters Kluwer featured among the portfolio’s top contributors, with investors increasingly appreciative of its stable, compounding earnings-growth business model and good-quality balance sheet.

Disappointments during the reporting period included our holding in Vakrangee, which was one of the largest detractors from performance. The Indian last-mile retail distribution business for real-time banking experienced a sharp fall triggered by speculation in a tabloid newspaper article that the regulator was conducting an inquiry into share-price manipulation. The share price continued to fall following the news of PwC resigning as auditor amid a contraction in revenue. Royal Bank of Scotland Group and BNP Paribas, a duo of our financial holdings, also weighed on performance.

4

Remaining Cautious While Seeking Opportunities in Recovering Markets

Given that abundant liquidity has explained much of the momentum seen in financial markets over the last decade, we believe its reversal is likely to create a weakening of support for asset prices and possibly a tougher economic environment. Other risks include the extent of global debt and the spread of protectionist and nationalist politics, which threaten to obstruct international cooperation. Against that backdrop, a sharp focus on the specific attributes of investment candidates appears vital.

Given that outlook, our portfolio positioning is skewed towards an overweight in financials and underweight in consumer staples and utilities. This represents our view on interest rates, particularly those in Europe and Japan. During the period, we simultaneously increased our exposure in European banks, as well as Mitsubishi UFJ Financial Group in Japan, in anticipation of these trends.  The banking sector generally tends to be directly impacted by movements in interest rates, and on a valuation basis it is attractive and well capitalized.

October 15, 2018

1 The Dreyfus Corporation (Dreyfus) serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus/Newton International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/Newton International Equity Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/18
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	-2.85%	2.26%	3.42%
without sales charge	3/31/08	3.06%	3.48%	4.04%
Class C shares
with applicable redemption charge†	3/31/08	1.27%	2.68%	3.27%
without redemption	3/31/08	2.27%	2.68%	3.27%
Class I shares	12/21/05	3.30%	3.77%	4.31%
Class Y shares	7/1/13	3.33%	3.83%	4.34%††
MSCI EAFE Index		2.74%	4.42%	5.38%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.33	$9.04	$4.08	$4.04
Ending value (after expenses)	$985.60	$981.60	$986.90	$987.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.42	$9.20	$4.15	$4.10
Ending value (after expenses)	$1,019.70	$1,015.94	$1,020.96	$1,021.01

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Shares		Value ($)
Common Stocks - 97.5%
China - .9%
Baidu, ADR	52,378	[a]	11,977,801
France - 9.2%
AXA	881,986		23,706,291
BNP Paribas	549,361		33,620,314
Thales	172,810		24,548,433
Total	351,493		22,788,357
Vivendi	841,528		21,661,333
			126,324,728
Georgia - .7%
TBC Bank Group	467,579		10,263,011
Germany - 8.8%
Deutsche Post	496,846		17,715,464
Deutsche Wohnen-BR	208,187		9,987,685
Hella KGaA Hueck & Co.	371,679		20,731,081
Infineon Technologies	1,135,470		25,799,864
LEG Immobilien	155,666		18,480,257
SAP	229,259		28,215,203
			120,929,554
Hong Kong - 3.4%
AIA Group	4,133,912		36,912,050
Man Wah Holdings	15,225,200		9,121,486
			46,033,536
India - .1%
Vakrangee	5,263,102		2,058,338
Ireland - 2.4%
AIB Group	3,028,897		15,508,651
CRH	517,454		16,942,173
			32,450,824
Japan - 32.3%
Don Quijote Holdings	574,400		29,068,826
Ebara	794,400		27,407,569
FANUC	62,900		11,858,106
Invincible Investment	44,951	[a]	18,792,224
Japan Airlines	567,186		20,387,147
Japan Tobacco	1,017,900		26,571,831
M3	589,400		13,373,290
Macromill	519,000		10,985,698
Mitsubishi UFJ Financial Group	4,363,000		27,229,390
Recruit Holdings	428,813		14,311,379
Seven & i Holdings	312,700		13,925,911
SoftBank Group	219,300		22,138,453

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 32.3% (continued)
Sony	919,100		56,349,680
Sugi Holdings	423,400		20,793,628
Suntory Beverage & Food	294,100		12,450,458
Suzuki Motor	415,600		23,805,006
TechnoPro Holdings	874,300		54,249,384
Topcon	1,034,600		18,885,411
Yokogawa Electric	893,300		18,892,800
			441,476,191
Netherlands - 6.5%
Royal Dutch Shell, Cl. B	1,384,713		48,532,011
Wolters Kluwer	660,589		41,171,318
			89,703,329
Norway - 1.2%
DNB	772,366		16,251,596
Portugal - .9%
Galp Energia	593,999		11,786,333
South Korea - 1.8%
Samsung SDI	104,476		24,347,123
Switzerland - 11.6%
ABB	584,696		13,816,079
Credit Suisse Group	1,695,334	[a]	25,480,106
Ferguson	248,957		21,140,560
Novartis	444,413		38,219,337
Roche Holding	135,533		32,833,677
Zurich Insurance Group	85,635		27,067,431
			158,557,190
United Kingdom - 17.7%
Anglo American	566,603		12,724,533
Associated British Foods	469,984		14,028,017
Barclays	13,695,252		30,663,402
Diageo	360,739		12,784,390
GlaxoSmithKline	1,275,653		25,552,160
Informa	895,200		8,893,378
Prudential	1,152,671		26,434,576
RELX	681,877	[a]	14,325,690
Royal Bank of Scotland Group	13,872,579		45,203,799
Unilever	492,194		27,410,167
Vodafone Group	11,498,698		24,654,278
			242,674,390
Total Common Stocks (cost $1,130,495,657)			1,334,833,944

10

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen (cost $20,954,495)	2.70	129,663		22,822,656
	7-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,147,465)	2.01	2,147,465	[b]	2,147,465
Total Investments (cost $1,153,597,617)		99.4%		1,359,804,065
Cash and Receivables (Net)		.6%		8,651,940
Net Assets		100.0%		1,368,456,005

ADR—American Depository Receipt
BR—Bearer Certificate
aNon-income producing security.
bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.1
Commercial & Professional Services	9.1
Insurance	8.3
Capital Goods	7.2
Pharmaceuticals Biotechnology & Life Sciences	7.1
Energy	6.1
Automobiles & Components	4.9
Food, Beverage & Tobacco	4.8
Consumer Durables & Apparel	4.8
Technology Hardware & Equipment	4.5
Real Estate	3.4
Telecommunication Services	3.4
Software & Services	3.1
Media	3.0
Transportation	2.8
Food & Staples Retailing	2.5
Materials	2.2
Retailing	2.1
Household & Personal Products	2.0
Semiconductors & Semiconductor Equipment	1.9
Diversified Financials	1.9
Health Care Equipment & Services	1.0
Investment Companies	.2
99.4

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 9/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	28,985,984	412,673,143	439,511,662	2,147,465.2		380,289

See notes to financial statements.

13

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities
United States Dollar	157,092	Euro	135,375	10/1/18	(123)
United States Dollar	152,370	Japanese Yen	17,266,770	10/3/18	345
RBS Securities
United States Dollar	154,228	Hong Kong Dollar	1,207,102	10/3/18	24
State Street Bank and Trust Company
United States Dollar	236,866	British Pound	180,624	10/1/18	1,410
United States Dollar	66,633,077	Japanese Yen	7,387,476,000	10/16/18	1,526,942
United States Dollar	101,393	Euro	86,907	10/1/18	466
UBS Securities
British Pound	55,580,000	United States Dollar	71,560,140	11/14/18	1,036,236
United States Dollar	71,972,766	British Pound	55,580,000	11/14/18	(623,610)
Euro	57,748,338	British Pound	51,969,000	11/14/18	(579,011)
Gross Unrealized Appreciation					2,565,423
Gross Unrealized Depreciation					(1,202,744)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,151,450,152	1,357,656,600
Affiliated issuers	2,147,465	2,147,465
Cash denominated in foreign currency	1,135,868	1,134,249
Tax reclaim receivable		4,455,645
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,565,423
Dividends receivable		2,506,626
Receivable for shares of Beneficial Interest subscribed		727,101
Receivable for investment securities sold		157,726
Prepaid expenses		35,171
		1,371,386,006
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		935,982
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,202,744
Payable for shares of Beneficial Interest redeemed		631,657
Unrealized depreciation on foreign currency transactions		30,001
Trustees fees and expenses payable		10,894
Interest payable—Note 2		702
Accrued expenses		118,021
		2,930,001
Net Assets ($)		1,368,456,005
Composition of Net Assets ($):
Paid-in capital		1,163,582,252
Total distributable earnings (loss)		204,873,753
Net Assets ($)		1,368,456,005

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,696,760	2,217,454	292,092,476	1,068,449,315
Shares Outstanding	259,337	103,694	13,402,754	49,239,118
Net Asset Value Per Share ($)	21.97	21.38	21.79	21.70

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends (net of $2,572,269 foreign taxes withheld at source):
Unaffiliated issuers	31,834,662
Affiliated issuers	380,289
Total Income	32,214,951
Expenses:
Investment advisory fee—Note 3(a)	9,685,736
Custodian fees—Note 3(c)	198,101
Shareholder servicing costs—Note 3(c)	172,905
Professional fees	108,842
Registration fees	96,477
Trustees’ fees and expenses—Note 3(d)	87,077
Loan commitment fees—Note 2	22,303
Prospectus and shareholders’ reports	20,722
Distribution fees—Note 3(b)	16,427
Interest expense—Note 2	1,515
Miscellaneous	73,690
Total Expenses	10,483,795
Less—reduction in expenses due to undertaking—Note 3(a)	(116,583)
Less—reduction in fees due to earnings credits—Note 3(c)	(244)
Net Expenses	10,366,968
Investment Income—Net	21,847,983
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	60,132,985
Net realized gain (loss) on forward foreign currency exchange contracts	(3,255,717)
Net Realized Gain (Loss)	56,877,268
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,225,872)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,144,831
Net Unrealized Appreciation (Depreciation)	(41,081,041)
Net Realized and Unrealized Gain (Loss) on Investments	15,796,227
Net Increase in Net Assets Resulting from Operations	37,644,210

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment income—net	21,847,983	14,893,898
Net realized gain (loss) on investments	56,877,268	11,242,913
Net unrealized appreciation (depreciation) on investments	(41,081,041)	114,627,405
Net Increase (Decrease) in Net Assets Resulting from Operations	37,644,210	140,764,216
Distributions ($):
Distributions to shareholders:
Class A	(42,846)	(52,660)
Class C	(14,196)	(1,025)
Class I	(1,683,690)	(1,085,404)
Class Y	(14,663,263)	(13,469,323)
Total Distributions	(16,403,995)	(14,608,412)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	3,663,394	1,874,121
Class C	891,348	548,147
Class I	222,640,391	59,544,633
Class Y	102,764,367	145,132,706
Distributions reinvested:
Class A	41,226	51,532
Class C	14,196	1,025
Class I	1,595,115	1,013,638
Class Y	5,189,394	5,361,493
Cost of shares redeemed:
Class A	(1,933,627)	(4,267,744)
Class C	(498,801)	(402,915)
Class I	(47,061,916)	(40,209,660)
Class Y	(85,998,211)	(279,856,496)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	201,306,876	(111,209,520)
Total Increase (Decrease) in Net Assets	222,547,091	14,946,284
Net Assets ($):
Beginning of Period	1,145,908,914	1,130,962,630
End of Period	1,368,456,005	1,145,908,914

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	166,595	98,116
Shares issued for distributions reinvested	1,847	2,905
Shares redeemed	(87,572)	(230,289)
Net Increase (Decrease) in Shares Outstanding	80,870	(129,268)
Class C
Shares sold	41,121	27,612
Shares issued for distributions reinvested	649	59
Shares redeemed	(22,858)	(22,348)
Net Increase (Decrease) in Shares Outstanding	18,912	5,323
Class Ib
Shares sold	10,204,475	3,091,507
Shares issued for distributions reinvested	72,145	57,724
Shares redeemed	(2,146,064)	(2,145,893)
Net Increase (Decrease) in Shares Outstanding	8,130,556	1,003,338
Class Yb
Shares sold	4,661,627	7,626,774
Shares issued for distributions reinvested	235,774	306,722
Shares redeemed	(3,933,307)	(15,232,881)
Net Increase (Decrease) in Shares Outstanding	964,094	(7,299,385)

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $14,608,412 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended September 30, 2018, 1,529 Class Y shares representing $33,485 were exchanged for 1,509 Class A shares and 425,593 Class Y shares representing $9,275,803 were exchanged for 423,703 Class I shares and during the period ended September 30, 2017, 518,868 Class Y shares representing $10,043,102 were exchanged for 516,624 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.55	18.97	18.54	20.41	20.15
Investment Operations:
Investment income—net[a]	.32	.19	.22	.19	.47
Net realized and unrealized gain (loss) on investments	.34	2.57	.39	(1.33)	.10
Total from Investment Operations	.66	2.76	.61	(1.14)	.57
Distributions:
Dividends from investment income—net	(.24)	(.18)	(.18)	(.38)	(.31)
Dividends from net realized gain on investments	–	–	–	(.35)	–
Total Distributions	(.24)	(.18)	(.18)	(.73)	(.31)
Net asset value, end of period	21.97	21.55	18.97	18.54	20.41
Total Return (%)[b]	3.06	14.76	3.27	(5.58)	2.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.23	1.23	1.19	1.30
Ratio of net expenses to average net assets	1.07	1.18	1.23	1.19	1.30
Ratio of net investment income to average net assets	1.45	.99	1.16	.97	2.22
Portfolio Turnover Rate	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	5,697	3,845	5,839	6,965	2,324

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.04	18.50	18.10	20.10	19.90
Investment Operations:
Investment income—net[a]	.15	.06	.07	.02	.29
Net realized and unrealized gain (loss) on investments	.33	2.50	.38	(1.30)	.14
Total from Investment Operations	.48	2.56	.45	(1.28)	.43
Distributions:
Dividends from investment income—net	(.14)	(.02)	(.05)	(.37)	(.23)
Dividends from net realized gain on investments	–	–	–	(.35)	–
Total Distributions	(.14)	(.02)	(.05)	(.72)	(.23)
Net asset value, end of period	21.38	21.04	18.50	18.10	20.10
Total Return (%)[b]	2.27	13.83	2.50	(6.39)	2.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.99	2.02	2.01	2.04
Ratio of net expenses to average net assets	1.82	1.95	2.02	2.01	2.04
Ratio of net investment income to average net assets	.68	.32	.37	.10	1.43
Portfolio Turnover Rate	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	2,217	1,784	1,470	1,417	1,256

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.38	18.85	18.39	20.37	20.10
Investment Operations:
Investment income—net[a]	.42	.27	.27	.26	.61
Net realized and unrealized gain (loss) on investments	.29	2.51	.41	(1.35)	.03
Total from Investment Operations	.71	2.78	.68	(1.09)	.64
Distributions:
Dividends from investment income—net	(.30)	(.25)	(.22)	(.54)	(.37)
Dividends from net realized gain on investments	–	–	–	(.35)	–
Total Distributions	(.30)	(.25)	(.22)	(.89)	(.37)
Net asset value, end of period	21.79	21.38	18.85	18.39	20.37
Total Return (%)	3.30	15.02	3.66	(5.37)	3.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.93	.94	.90	.96
Ratio of net expenses to average net assets	.82	.89	.94	.90	.96
Ratio of net investment income to average net assets	1.97	1.42	1.44	1.32	2.95
Portfolio Turnover Rate	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	292,092	112,714	80,458	43,538	29,479

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.29	18.77	18.31	20.38	20.11
Investment Operations:
Investment income—net[a]	.36	.27	.28	.26	.22
Net realized and unrealized gain (loss) on investments	.35	2.51	.40	(1.34)	.43
Total from Investment Operations	.71	2.78	.68	(1.08)	.65
Distributions:
Dividends from investment income—net	(.30)	(.26)	(.22)	(.64)	(.38)
Dividends from net realized gain on investments	–	–	–	(.35)	–
Total Distributions	(.30)	(.26)	(.22)	(.99)	(.38)
Net asset value, end of period	21.70	21.29	18.77	18.31	20.38
Total Return (%)	3.33	15.11	3.68	(5.32)	3.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.86	.88	.89	.91
Ratio of net expenses to average net assets	.80	.86	.88	.89	.91
Ratio of net investment income to average net assets	1.64	1.42	1.49	1.32	1.10
Portfolio Turnover Rate	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	1,068,449	1,027,565	1,043,195	895,031	763,426

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	1,334,833,944	–	–	1,334,833,944
Equity Securities - Preferred Stocks	22,822,656	–	–	22,822,656
Investment Companies	2,147,465	–	–	2,147,465
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	–	2,565,423	–	2,565,423
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	–	(1,202,744)	–	(1,202,744)

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

26

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

27

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,704,311, accumulated capital losses $12,191,072 and unrealized appreciation $192,360,514.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. The fund has $12,191,072 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $16,403,995 and $14,608,412.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $8,277 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is

28

currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2018 was approximately $51,000 with a related weighted average annualized interest rate of 2.97%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .82% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $116,583 during the period ended September 30, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended September 30, 2018, the Distributor retained $1,340 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

29

NOTES TO FINANCIAL STATEMENTS (continued)

period ended September 30, 2018, Class C shares were charged $16,427 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $11,710 and $5,476, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $5,660 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $198,101 pursuant to the custody agreement. These fees were partially offset by earnings credits of $244.

30

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $834,080, Distribution Plan fees $1,352, Shareholder Services Plan fees $1,597, custodian fees $94,887, Chief Compliance Officer fees $3,145 and transfer agency fees $921.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2018, amounted to $629,238,778 and $397,995,320, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

31

NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,565,423	(1,202,744)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,565,423	(1,202,744)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,565,423	(1,202,744)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2018:

Financial
Instruments
and

32

			Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
J.P. Morgan Securities	345		(123)	-		222
RBS Securities	24		-	-		24
State Street Bank and Trust Company	1,528,818		-	(1,180,000)		348,818
UBS Securities	1,036,236		(1,036,236)	-		-
Total	2,565,423		(1,036,359)	(1,180,000)		349,064

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
J.P. Morgan Securities	(123)		123	-		-
UBS Securities	(1,202,621)		1,036,236	-		(166,385)
Total	(1,202,744)		1,036,359	-		(166,385)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2018:

Average Market Value ($)
Forward contracts	138,533,434

At September 30, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was $1,167,411,955; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $192,392,134, consisting of $266,912,256 gross unrealized appreciation and $74,520,122 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Dreyfus Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $34,409,165 as income sourced from foreign countries for the fiscal year ended September 30, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,737,183 as taxes paid from foreign countries for the fiscal year ended September 30, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $16,403,995 as ordinary income dividends paid during the fiscal year ended September 30, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

36

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

38

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6916AR0918

Dreyfus Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of -0.36%, Class C shares returned -1.12%, Class I shares returned -0.10%, and Class Y shares returned -0.11%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of -0.36% for the same period.2

Municipal bonds generally produced marginally negative total returns over the reporting period, which experienced rising interest rates, bouts of market volatility, and shifting demand dynamics. The fund produced returns roughly in line with the Index. Positive factors included our overweight exposure and favorable security selection within higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Demand Dynamics and Interest-Rate Fluctuation Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility, particularly through the midway point of the reporting period. The uncertainty surrounding potential market implications of the passage of tax reform, coupled with a record number of new issues, put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds generally rebounded as volatility waned during the second half of the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reporting period. Demand from individuals in high-tax states increased significantly as the search for immunization against the newly imposed tax restrictions on state and local tax deductions provided a catalyst. Conversely, tax cuts to corporations have softened institutional demand for municipal bonds, particularly from banks and property and casualty insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this low-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. From March through August, this demand drove down the longer portion of the yield curve, causing a flattening effect. Inflationary pressures accumulated during the latter half of the year. In late August, rates rose across the curve and volatility reemerged, creating a headwind for many areas of the fixed income market, particularly for longer-duration securities.

Higher-Yielding Bonds Support Fund Results

The fund’s performance compared to the Index was supported by overweight exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in state-issued general obligation bonds. Results were particularly favorable from revenue bonds backed by airports and certain states’ settlement of litigation with U.S. tobacco companies. From a credit-rating perspective, lower-quality investment-grade bonds outperformed by a wide margin. Consequentially, the portfolio’s overweight to A and BBB rated bonds fared particularly well. An underweight to AAA rated debt was also beneficial.

On the other hand, the fund’s relative performance was undermined to a degree by a relatively long average duration, which was maintained over the first part of the reporting period. Later in the reporting period, we shortened the fund’s duration, which was helpful to relative performance.

The fund also maintained overweight exposure to higher-quality municipal bonds, such as those backed by water-and-sewer facilities and other essential municipal services. These bonds tend to be high-quality and underperformed their lower-rated counterparts. Finally, positions in taxable bonds, such as asset-backed securities, tended to be more sensitive to rising interest rates, and they generally lagged their tax-exempt counterparts.

A Constructive Investment Posture

While rising rates and resulting volatility resurfaced near the end of the year, we anticipate a U.S. economy that will remain strong in the near term and continue to support issuer fundamentals. Therefore, we have maintained a constructive investment posture, including an emphasis on current income through holdings of higher-yielding revenue bonds with longer maturities and lower credit ratings. The opportunities to maintain high income

4

generation within the portfolio have increased due to the market volatility and we will be looking for ways to maintain the strong earnings power of the portfolio given the more generous opportunity set.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices, reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Tax Sensitive Total Return Bond Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/18
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	-4.86%	1.41%	3.08%††
without sales charge	3/31/09	-0.36%	2.35%	3.55%††
Class C shares
with applicable redemption charge †	3/31/09	-2.10%	1.59%	2.82%††
without redemption	3/31/09	-1.12%	1.59%	2.82%††
Class I shares	11/2/92	-0.10%	2.61%	3.84%
Class Y shares	7/1/13	-0.11%	2.61%	3.85%††
Bloomberg Barclays 3-, 5-, 7-, 10-Year
Municipal Bond Index		-0.36%	2.24%	3.66%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.52	$7.28	$2.26	$2.26
Ending value (after expenses)	$1,005.90	$1,002.10	$1,007.20	$1,007.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.55	$7.33	$2.28	$2.28
Ending value (after expenses)	$1,021.56	$1,017.80	$1,022.81	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 6.9%
Asset-Backed Certificates - .5%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR + .11%	2.17	1/25/37	257,097	[a]	242,720
Daimler Trucks Retail Trust, Ser. 2018-1, Cl. A3	2.85	7/15/21	1,240,000	[b]	1,237,761
				1,480,481
Asset-Backed Ctfs./Auto Receivables - 3.3%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/22	1,725,000	[b]	1,717,220
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	1,319,797	[b]	1,322,716
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/23	1,385,000	[b]	1,381,800
Ford Credit Floorplan Master Owner Trust, Ser. 2018-1, Cl. A1	2.95	5/15/23	1,495,000		1,484,330
OSCAR US Funding Trust, Ser. 2018-1A, Cl. A3	3.23	5/10/22	1,465,000	[b]	1,460,533
Santander Retail Auto Lease Trust, Ser. 2018-A, Cl. A3	2.93	5/20/21	1,520,000	[b]	1,513,946
				8,880,545
Banks - 1.8%
Citigroup, Sr. Unscd. Notes	2.88	7/24/23	3,000,000		2,904,220
JPMorgan Chase & Co, Sr. Unscd. Notes	3.80	7/23/24	2,000,000		1,999,734
				4,903,954
Health Care - .7%
CVS Health, Sr. Unscd. Notes	3.70	3/9/23	1,000,000		996,537
Dignity Health, Scd. Bonds	2.64	11/1/19	760,000		755,368
				1,751,905
Telecommunication Services - .6%
AT&T, Sr. Unscd. Notes	3.60	2/17/23	1,500,000		1,491,506
Total Bonds and Notes (cost $18,510,904)			18,508,391

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.6%
Alabama - .5%
Alabama Public School and College Authority, Capital Improvement Revenue Bonds	5.00	1/1/26	1,250,000		1,416,275
Arizona - .2%
Phoenix Industrial Development Authority, Education Facility Revenue Bonds (Legacy Traditional Schools Projects)	3.00	7/1/20	255,000	[b]	252,509
Phoenix Industrial Development Authority, Student Housing Revenue Bonds, Refunding (Arizona University Project)	5.00	7/1/28	250,000		282,938
				535,447
Arkansas - .8%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,043,970
California - 5.3%
California, GO (Build America Bond)	6.65	3/1/22	2,290,000		2,499,764
California Infrastructure & Economic Development Bank, Revenue Bonds (California Academy of Sciences Project), 1 Month LIBOR + .38%	1.94	8/1/21	2,100,000	[a]	2,101,470
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000		1,149,240
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/31	525,000	[b]	575,295
Golden State Tobacco Securitization Corporation, Revenue Bonds (Tobacco Settlement)	5.00	6/1/26	1,000,000		1,133,790
Golden State Tobacco Securitization Corporation, Revenue Bonds (Tobacco Settlement)	5.00	6/1/23	1,000,000		1,121,550
Jurupa Public Financing Authority, Special Tax Revenue Bonds	5.00	9/1/29	1,060,000		1,186,871
Los Angeles Community Facilities District Number 4, Special Tax Revenue Bonds (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000		1,123,750
Los Angeles Department of Airports, Subordinate Revenue Bonds (Los Angeles International Airport)	5.00	5/15/27	1,000,000		1,149,980

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
California - 5.3% (continued)
Stockton Public Financing Authority, Water Revenue Bonds (Build America Bonds-Delta Water Supply Project)	7.94	10/1/38	2,250,000	2,350,642
				14,392,352
Colorado - 2.2%
Colorado Health Facilities Authority, HR (Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/26	1,000,000	1,151,700
Denver City & County Airport, Airport System Subordinate Revenue Bonds	5.00	11/15/22	720,000	788,544
Denver City and County , Airport Revenue Bonds Bonds, Refunding, Series 2018 A	5.00	12/1/28	2,000,000	2,313,940
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue Bonds	5.00	12/1/31	1,490,000	1,658,504
				5,912,688
Connecticut - 2.0%
Connecticut, GO	5.00	10/15/25	2,000,000	2,182,720
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes)	5.00	8/1/26	1,840,000	2,064,480
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000	1,081,140
				5,328,340
District of Columbia - 2.3%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project)	3.88	7/1/24	1,750,000	1,750,157
District of Columbia, University Revenue Bonds (Georgetown University Issue)	5.00	4/1/32	1,000,000	1,139,380
Metropolitan Washington Airports Authority, Airport System Revenue Bonds	5.00	10/1/24	1,000,000	1,104,380
Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds Bonds, Refunding, Series 2018 A	5.00	10/1/22	2,000,000	2,186,680
				6,180,597

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Florida - 7.2%
Broward County, Airport System Revenue Bonds	5.00	10/1/24	1,250,000	1,413,375
Florida Department of Transportation, Turnpike Revenue Bonds	5.00	7/1/25	1,000,000	1,117,870
Florida Higher Educational Facilities Financing Authority, Educational Facilities Revenue Bonds (Nova Southeastern University Project)	5.00	4/1/26	1,500,000	1,702,230
Jacksonville, Special Revenue Bonds	5.00	10/1/27	1,000,000	1,130,110
Lee County, Transportation Facilities Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000	1,130,700
Lee County Solid Waste Systems, Revenue Bonds, Refunding	5.00	10/1/25	3,045,000	3,362,076
Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds (City Center/Historic Convention Village)	5.00	2/1/33	1,500,000	1,667,010
Miami-Dade County, Aviation Revenue Bonds (Miami International Airport)	5.25	10/1/23	1,000,000	1,058,270
Miami-Dade County, Seaport Revenue Bonds	5.00	10/1/22	2,000,000	2,175,560
Miami-Dade County School Board, COP	5.00	5/1/26	1,500,000	1,698,960
Palm Beach County, Public Improvement Revenue Bonds, Refunding	5.00	5/1/23	1,000,000	1,119,960
Tampa, Capital Improvement Cigarette Tax Allocation Revenue Bonds (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	548,280
Village Community Development District Number 7, Special Assessment Revenue Bonds	3.00	5/1/20	590,000	597,930
Village Community Development District Number 7, Special Assessment Revenue Bonds	3.00	5/1/19	610,000	614,166
				19,336,497
Georgia - 3.8%
Atlanta, Airport General Revenue Bonds	5.00	1/1/22	1,000,000	1,057,410
Atlanta Development Authority, Senior Lien Revenue Bonds (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000	1,134,360

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Georgia - 3.8% (continued)
Atlanta Development Authority Senior Health Care Facilities, Revenue Bonds (Georgia Proton Treatment Center Project)	6.75	1/1/35	1,855,000	1,794,453
Fulton County Development Authority, Hospital Revenue Bonds (Wellstar Health Systems)	5.00	4/1/36	1,775,000	1,956,902
Main Street Natural Gas Incorporated, Gas Supply Revenue Bonds, 1 Month LIBOR + .75%	2.17	9/1/23	2,000,000	[a] 1,990,240
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	2,085,000	2,202,365
				10,135,730
Hawaii - .8%
Hawaii Airports System, Revenue Bonds Bonds, Series 2018 A	5.00	7/1/28	1,000,000	1,163,310
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (Hawaiian Electric Company)	4.00	3/1/37	1,090,000	1,096,943
				2,260,253
Illinois - 8.7%
Chicago, Customer Facility Charge Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000	1,660,080
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/35	750,000	827,993
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/26	1,000,000	1,100,460
Chicago, Waterworks Revenue Bonds, Refunding	5.00	11/1/20	1,500,000	1,578,030
Chicago Metropolitan Water Reclamation District, GO, Refunding, Series 2016 A	5.00	12/1/27	1,000,000	1,150,080
Chicago Park District, Limited Tax GO	5.00	1/1/28	2,500,000	2,727,025
Chicago Wastewater Transmission, Revenue Bonds Bonds, Refunding, Series 2008 C	5.00	1/1/26	2,000,000	2,199,900
Cook County, Sales Tax Revenue Bonds, Refunding	5.00	11/15/35	1,000,000	1,119,520
Greater Chicago Metropolitan Water Reclamation District, GO	5.00	12/1/31	1,000,000	1,122,270

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Illinois - 8.7% (continued)
Illinois Finance Authority, Revenue Bonds (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000	1,129,480
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/35	1,100,000	1,193,027
Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds	5.00	1/1/31	1,000,000	1,126,580
Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds	5.00	1/1/27	1,000,000	1,147,600
Metropolitan Pier and Exposition Authority, Revenue Bonds Bonds (McCormick Place Expansion Project)	5.00	12/15/28	2,035,000	2,129,241
South Western Development Authority, Health Facility Revenue Bonds (Memorial Group)	7.13	11/1/23	1,500,000	[c] 1,841,895
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. C	5.00	4/1/25	1,450,000	1,544,105
				23,597,286
Indiana - .5%
Whiting Environmental Facilities, Revenue Bonds (BP Products North America Inc. Project)	5.00	11/1/24	1,250,000	1,419,200
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds Bonds (Village Shalom Project) Series 2018 B	4.00	11/15/25	1,375,000	1,380,032
Kentucky - 2.7%
Kentucky Public Energy Authority, Gas Supply Revenue Bonds	4.00	4/1/24	2,500,000	2,624,525
Kentucky Public Energy Authority, Revenue Bonds Bonds	4.00	1/1/25	3,500,000	3,695,860
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Revenue Bonds	5.00	5/15/23	1,000,000	1,085,520
				7,405,905
Louisiana - .8%
Louisiana, State Highway Improvement Revenue Bonds	5.00	6/15/25	1,000,000	1,138,910

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Louisiana - .8% (continued)
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,045,100
				2,184,010
Maryland - 1.0%
Baltimore Covention Center Hotel, Revenue Bonds (Convention Center Hotel Project)	5.00	9/1/36	1,000,000	1,092,360
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (University of Maryland Medical System Issue)	5.00	7/1/32	1,500,000	1,694,745
				2,787,105
Massachusetts - .6%
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/28	1,335,000	1,503,984
Michigan - 2.1%
Detroit, Sewage Disposal System Senior Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,023,730
Great Lakes Water Authority, Water Supply System Second Lien Revenue Bonds	5.00	7/1/25	1,105,000	1,264,429
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,130,190
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,108,160
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,171,508
Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds Bonds	5.00	7/1/21	65,000	65,462
				5,763,479

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Minnesota - .9%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue Bonds (HealthEast Care System Project) (Escrowed To Maturity)	5.00	11/15/21	1,000,000	1,085,520
Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds	5.00	1/1/29	1,120,000	1,258,029
				2,343,549
Missouri - 2.5%
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Branson Landing Project)	5.00	6/1/28	1,000,000	1,096,900
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Branson Landing Project)	5.00	6/1/23	1,000,000	1,096,900
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds (Saint Luke's Health System, Inc.)	5.00	11/15/27	1,000,000	1,142,610
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds (Prairie State Project)	5.00	12/1/29	3,120,000	3,502,262
				6,838,672
Nebraska - .4%
Nebraska Public Power District, General Revenue Bonds	5.00	1/1/30	1,000,000	1,129,530
New Jersey - 5.5%
New Jersey Economic Development Authority, Revenue Bonds	5.00	6/15/21	2,000,000	2,114,220
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	6/15/26	1,845,000	2,028,651
New Jersey Economic Development Authority, Special Facility Revenue Bonds, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/23	1,000,000	1,086,370
New Jersey Economic Development Authority, Water Facilities Revenue Bonds (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,041,420

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.6% (continued)
New Jersey - 5.5% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/35	1,850,000		2,070,760
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Virtua Health Issue)	5.00	7/1/25	1,000,000		1,124,810
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue Bonds	5.00	12/1/24	1,000,000		1,109,370
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding, Series 2018 B	5.00	12/1/22	1,600,000		1,740,672
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/27	2,500,000		2,496,175
				14,812,448
New York - 11.9%
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds	5.00	11/15/24	2,000,000		2,253,160
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/27	2,380,000		2,746,639
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	5/15/24	1,205,000	[c]	1,384,461
Nassau County, GO (General Improvement)	5.00	10/1/21	2,000,000		2,159,160
New York City, GO	5.00	3/1/25	1,000,000		1,128,530
New York City Housing Development Corporation, Revenue Bonds	5.00	7/1/26	2,000,000		2,202,640
New York City Transitional Finance Authority, Revenue Bonds	2.63	2/1/23	1,000,000		970,940
New York State Dormitory Authority, Revenue Bonds (Orange Regional Medical Center Obligated Group)	5.00	12/1/27	800,000	[b]	897,880
New York State Urban Development Corporation, Personal Income Tax Revenue Bonds	5.00	3/15/31	1,000,000		1,102,500
New York State Urban Development Corporation, Revenue Bonds	2.67	3/15/23	1,000,000		976,750

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.6% (continued)
New York - 11.9% (continued)
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,350,000		1,427,962
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/24	2,500,000		2,748,625
Niagara Area Development Corporation, Solid Disposal Facility Rvenue Bonds, Refunding (Convanta Jolding Project) Series 2018 B	3.50	11/1/24	1,250,000	[b]	1,251,038
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000		1,109,330
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000		2,384,909
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels), 1 Month LIBOR + .67%	1.77	12/3/19	3,500,000	[a]	3,505,285
TSASC Inc., Revenue Bonds, Refunding, Series 2017 A	5.00	6/1/32	2,000,000		2,202,020
TSASC Inc., Subordinate Tobacco Settlement Bonds	5.00	6/1/22	1,500,000		1,605,990
				32,057,819
North Carolina - .7%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000		1,920,694
Ohio - .6%
Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds (Case Western Reserve University Project)	5.00	12/1/23	1,500,000		1,690,635
Pennsylvania - 5.3%
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/28	1,000,000		1,149,470
Delaware Valley Regional Finance Authority, Revenue Bonds (Insured; CNTY Gtd.) Series 2018 C, MUNIPSA + .53%	2.09	9/1/23	2,500,000	[a]	2,500,925

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Pennsylvania - 5.3% (continued)
Montgomery County Industrial Development Authority, Retirement Community Revenue Bonds Bonds (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	2,570,000	2,796,725
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/33	2,000,000	2,243,360
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds	5.00	12/1/29	1,000,000	1,130,780
Philadelphia, Gas Works Revenue Bonds	5.00	8/1/21	1,000,000	1,072,410
Philadelphia Airport, Revenue Bonds, Refunding	5.00	7/1/27	1,500,000	1,718,055
Philadelphia School District, GO	5.00	9/1/21	1,500,000	1,567,050
				14,178,775
Rhode Island - .8%
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000	1,074,260
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000	1,117,390
				2,191,650
South Carolina - .4%
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.00	12/1/21	1,000,000	1,074,610
Tennessee - 2.4%
Memphis, GO (General Improvement)	5.00	4/1/26	1,840,000	2,113,093
Tennessee Energy Acquisition, Gas Revenue Bonds Bonds	4.00	11/1/25	1,750,000	1,840,300
Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds	5.25	9/1/26	1,120,000	1,284,427
Tennessee Energy Acquisition Corporation, Revenue Bonds (Gas Revenue Bonds Project)	4.00	5/1/23	1,250,000	1,309,650
				6,547,470

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Texas - 12.1%
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,552,558
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds	5.00	1/1/27	1,250,000		1,418,662
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds	5.00	1/1/31	1,175,000		1,307,657
Corpus Christi, Utility System Junior Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		1,894,205
Dallas, GO, Refunding	5.00	2/15/30	1,000,000		1,104,210
Dallas, GO, Refunding, Series 2013 A	5.00	2/15/26	1,000,000		1,100,670
Grand Parkway Transportation Corporation, BAN	5.00	2/1/23	3,000,000		3,300,750
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds	5.00	11/15/29	750,000		832,823
Houston, Airport System Special Facilities Revenue Bonds (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,068,310
Houston, Combined Utility System First Lien Revenue Bonds, MUNIPSA + .90%	2.46	5/1/20	2,500,000	[a]	2,516,575
Love Field Airport Modernization Corporation, General Airport Revenue Bonds	5.00	11/1/26	1,000,000		1,140,240
Love Field Airport Modernization Corporation, General Airport Revenue Bonds	5.00	11/1/27	1,850,000		2,084,413
North Texas Tollway Authority, First Tier System Revenue Bonds	5.00	1/1/22	1,000,000		1,085,620
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/24	1,500,000		1,653,975
North Texas Tollway Authority, Second Tier System Revenue Bonds	5.00	1/1/21	2,000,000		2,120,260
Sam Rayburn Municipal Power Agency, Power Supply System Revenue Bonds	5.00	10/1/20	1,210,000		1,273,416
State of Texas, GO (College Student Loan Bonds)	5.00	8/1/22	1,500,000		1,648,215
Texas, GO (College Student Loan Bonds)	5.50	8/1/25	2,400,000		2,832,912

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Texas - 12.1% (continued)
West Travis County Public Utility Agency, Revenue Bonds	5.00	8/15/21	1,140,000	[c] 1,230,904
West Travis County Public Utility Agency, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	8/15/29	1,300,000	1,501,110
				32,667,485
U.S. Related - .7%
Puerto Rico Highway & Transportation Authority, Highway Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation) Series 2007 CC	5.25	7/1/36	1,600,000	1,811,680
Utah - .6%
Utah Transit Authority, Subordinated Sales Tax Revenue Bonds	5.00	6/15/35	1,500,000	1,667,385
Virginia - 1.5%
Virginia College Building Authority, Educational Facilities Revenue Bonds (Marymount University Project)	5.00	7/1/19	425,000	[b] 431,847
Virginia Public School Authority, School Financing Bonds	5.00	8/1/24	2,000,000	2,199,160
Virginia Small Business Financing Authority, Revenue Bonds	5.00	7/1/34	1,400,000	1,477,070
				4,108,077
Washington - 2.5%
King County Public Hospital District Number 1, Limited Tax GO (Valley Medical Center)	5.00	12/1/25	2,500,000	2,856,425
Port of Seattle, Intermediate Lien Revenue Bonds	5.00	4/1/25	3,340,000	3,746,979
				6,603,404
Wisconsin - .8%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue Bonds (UnityPoint Health)	5.00	12/1/23	1,000,000	1,123,470

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.6% (continued)
Wisconsin - .8% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000	1,092,230
				2,215,700
Total Long-Term Municipal Investments (cost $246,580,634)			247,442,733
Total Investments (cost $265,091,538)			98.5%	265,951,124
Cash and Receivables (Net)			1.5%	4,049,532
Net Assets			100.0%	270,000,656

LIBOR—London Interbank Offered Rate
MUNIPSA—Securities Industry and Financial Markets Association Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities were valued at $12,042,545 or 4.46% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

22

Portfolio Summary (Unaudited) †	Value (%)
Transportation	23.3
General	8.9
Utilities	7.8
General Obligation	7.2
Education	7.0
Special Tax	7.0
Medical	5.9
Water	4.4
Tobacco Settlement	4.4
Asset-Backed	3.8
Nursing Homes	3.3
Development	2.7
Facilities	2.4
Prerefunded	2.0
Banks	1.8
Pollution	1.7
Airport	1.3
Build America Bonds	.9
Multifamily Hsg	.8
School District	.6
Telecommunications	.5
Pharmaceuticals	.4
Health Care Services	.3
Housing	.1
98.5

† Based on net assets.

See notes to financial statements.

23

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	265,091,538	265,951,124
Cash		1,053,532
Interest receivable		3,291,901
Receivable for shares of Beneficial Interest subscribed		179,018
Prepaid expenses		30,840
		270,506,415
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		82,225
Payable for shares of Beneficial Interest redeemed		332,265
Trustees fees and expenses payable		2,877
Accrued expenses and other liabilities		88,392
		505,759
Net Assets ($)		270,000,656
Composition of Net Assets ($):
Paid-in capital		269,075,089
Total distributable earnings (loss)		925,567
Net Assets ($)		270,000,656

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,469,387	191,336	262,833,030	506,903
Shares Outstanding	288,041	8,515	11,694,203	22,553
Net Asset Value Per Share ($)	22.46	22.47	22.48	22.48

See notes to financial statements.

25

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Interest	8,028,635
Income from securities lending—Note 1(b)	113
Total Income	8,028,748
Expenses:
Investment advisory fee—Note 3(a)	1,145,898
Administration fee—Note 3(a)	171,885
Professional fees	84,113
Registration fees	74,855
Shareholder servicing costs—Note 3(c)	50,751
Trustees’ fees and expenses—Note 3(d)	18,500
Prospectus and shareholders’ reports	8,859
Custodian fees—Note 3(c)	7,976
Loan commitment fees—Note 2	4,729
Distribution fees—Note 3(b)	1,936
Miscellaneous	59,096
Total Expenses	1,628,598
Less—reduction in expenses due to undertaking—Note 3(a)	(321,543)
Less—reduction in fees due to earnings credits—Note 3(c)	(7,976)
Net Expenses	1,299,079
Investment Income—Net	6,729,669
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	64,256
Net unrealized appreciation (depreciation) on investments	(7,124,581)
Net Realized and Unrealized Gain (Loss) on Investments	(7,060,325)
Net (Decrease) in Net Assets Resulting from Operations	(330,656)

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment income—net	6,729,669	5,618,886
Net realized gain (loss) on investments	64,256	477,865
Net unrealized appreciation (depreciation) on investments	(7,124,581)	(2,798,780)
Net Increase (Decrease) in Net Assets Resulting from Operations	(330,656)	3,297,971
Distributions ($):
Distributions to shareholders:
Class A	(305,172)	(304,088)
Class C	(3,666)	(9,624)
Class I	(6,658,117)	(5,481,913)
Class Y	(125,833)	(138,966)
Total Distributions	(7,092,788)	(5,934,591)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,216,581	13,251,556
Class C	14,985	-
Class I	68,733,879	104,596,037
Class Y	69,525	6,260,000
Distributions reinvested:
Class A	301,316	298,642
Class C	3,652	9,624
Class I	6,253,305	4,928,332
Class Y	125,808	138,941
Cost of shares redeemed:
Class A	(14,331,929)	(2,588,091)
Class C	(406,643)	(163,910)
Class I	(54,282,979)	(75,194,981)
Class Y	(6,525,437)	(564,439)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	4,172,063	50,971,711
Total Increase (Decrease) in Net Assets	(3,251,381)	48,335,091
Net Assets ($):
Beginning of Period	273,252,037	224,916,946
End of Period	270,000,656	273,252,037

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class A
Shares sold	185,409	588,876
Shares issued for distributions reinvested	13,265	13,087
Shares redeemed	(635,652)	(113,870)
Net Increase (Decrease) in Shares Outstanding	(436,978)	488,093
Class C
Shares sold	664	-
Shares issued for distributions reinvested	160	422
Shares redeemed	(17,669)	(7,232)
Net Increase (Decrease) in Shares Outstanding	(16,845)	(6,810)
Class I
Shares sold	3,016,686	4,598,052
Shares issued for distributions reinvested	275,544	216,002
Shares redeemed	(2,392,108)	(3,304,942)
Net Increase (Decrease) in Shares Outstanding	900,122	1,509,112
Class Y
Shares sold	3,040	279,162
Shares issued for distributions reinvested	5,532	6,084
Shares redeemed	(288,685)	(25,041)
Net Increase (Decrease) in Shares Outstanding	(280,113)	260,205

[a] Distributions to shareholders include $281,439 Class A, $8,600 Class C, $5,151,638 Class I and $128,528 Class Y of distributions from net investment income and $22,649 Class A, $1,024 Class C, $330,275 Class I and $10,438 Class Y distributions from net realized gains. Undistributed investment income—net was 10,948 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.05	23.43	23.00	23.15	22.56
Investment Operations:
Investment income—net[a]	.49	.48	.49	.52	.49
Net realized and unrealized gain (loss) on investments	(.57)	(.35)	.51	.02	.59
Total from Investment Operations	(.08)	.13	1.00	.54	1.08
Distributions:
Dividends from Investment income—net	(.48)	(.47)	(.48)	(.51)	(.49)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.51)	(.51)	(.57)	(.69)	(.49)
Net asset value, end of period	22.46	23.05	23.43	23.00	23.15
Total Return (%)[b]	(.36)	.59	4.40	2.38	4.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.88	.89	.95
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.10	2.08	2.07	2.24	2.15
Portfolio Turnover Rate	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	6,469	16,714	5,551	6,319	6,173

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.06	23.43	23.00	23.16	22.57
Investment Operations:
Investment income—net[a]	.29	.30	.31	.35	.32
Net realized and unrealized gain (loss) on investments	(.54)	(.33)	.51	.01	.59
Total from Investment Operations	(.25)	(.03)	.82	.36	.91
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.30)	(.34)	(.32)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.34)	(.34)	(.39)	(.52)	(.32)
Net asset value, end of period	22.47	23.06	23.43	23.00	23.16
Total Return (%)[b]	(1.12)	(.11)	3.62	1.58	4.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.64	1.70	1.69	1.75
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.33	1.34	1.32	1.49	1.40
Portfolio Turnover Rate	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	191	585	754	744	1,001

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

30

	Year Ended September 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.07	23.44	23.01	23.16	22.57
Investment Operations:
Investment income—net[a]	.54	.53	.54	.57	.55
Net realized and unrealized gain (loss) on investments	(.56)	(.33)	.51	.03	.59
Total from Investment Operations	(.02)	.20	1.05	.60	1.14
Distributions:
Dividends from Investment income—net	(.54)	(.53)	(.53)	(.57)	(.55)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.57)	(.57)	(.62)	(.75)	(.55)
Net asset value, end of period	22.48	23.07	23.44	23.01	23.16
Total Return (%)	(.10)	.84	4.65	2.63	5.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.57	.58	.68
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.36	2.33	2.32	2.48	2.40
Portfolio Turnover Rate	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	262,833	248,973	217,617	191,558	145,493

a Based on average shares outstanding.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.06	23.43	23.00	23.16	22.57
Investment Operations:
Investment income—net[a]	.54	.54	.54	.57	.47
Net realized and unrealized gain (loss) on investments	(.55)	(.34)	.51	.02	.68
Total from Investment Operations	(.01)	.20	1.05	.59	1.15
Distributions:
Dividends from Investment income—net	(.54)	(.53)	(.53)	(.57)	(.56)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.57)	(.57)	(.62)	(.75)	(.56)
Net asset value, end of period	22.48	23.06	23.43	23.00	23.16
Total Return (%)	(.11)	.88	4.66	2.59	5.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.57	.59	.66
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.35	2.33	2.32	2.48	2.40
Portfolio Turnover Rate	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	507	6,980	995	970	1,026

a  Based on average shares outstanding.

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (the “sub adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The sub adviser is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Standish Mellon Asset Management Company LLC, which served as the fund’s sub-investment adviser prior to January 31, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the

33

NOTES TO FINANCIAL STATEMENTS (continued)

allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

34

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

35

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	10,361,026	—	10,361,026
Corporate Bonds†	—	8,147,365	—	8,147,365
Municipal Bonds†	—	247,442,733	—	247,442,733

† See Statement of Investments for additional detailed categorizations.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

36

security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2018, The Bank of New York Mellon earned $20 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $12,438,

37

NOTES TO FINANCIAL STATEMENTS (continued)

undistributed ordinary income $33,024, undistributed capital gains $32,957 and unrealized appreciation $859,586.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: tax-exempt income $6,439,401 and $5,341,468, ordinary income $342,251 and $252,344, and long-term capital gains $311,136 and $340,779, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and paydown gains and losses, the fund decreased accumulated undistributed investment income-net by $7,894 decreased accumulated net realized gain (loss) on investments by $7,219 and increased paid-in capital by $15,113. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

38

of borrowing. During the period ended September 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $321,543 during the year ended September 30, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and the sub adviser, the sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the

39

NOTES TO FINANCIAL STATEMENTS (continued)

fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $171,885 during the period ended September 30, 2018.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2018, Class C shares were charged $1,936 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $33,573 and $645, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

40

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $8,065 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $7,976 pursuant to the custody agreement. These fees were offset by earnings credits of $7,976.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $89,125, administration fees $13,368, Distribution Plan fees $119, Shareholder Services Plan fees $1,356, custodian fees $2,895, Chief Compliance Officer fees $3,145 and transfer agency fees $1,472, which are offset against an expense reimbursement currently in effect in the amount of $29,255.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2018, amounted to $100,186,985 and $88,038,543, respectively.

41

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2018, the cost of investments for federal income tax purposes was $265,091,538; accordingly, accumulated net unrealized appreciation on investments was $859,586 consisting of $2,915,977 gross unrealized appreciation and $2,056,391 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

To the Shareholders and Board of Trustees
Dreyfus Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Sensitive Total Return Bond Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2018 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $293,322 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019. The fund reports the maximum amount allowable but not less than $.0248 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0039 as a short-term capital gain dividend paid on December 28, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

47

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6935AR0918

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares achieved a total return of 32.33%, Class C shares returned 31.34%, Class I shares returned 32.69%, and Class Y shares returned 32.79%.1 Between their inception on January 19, 2018 and September 30, 2018, the fund’s Class Z shares achieved a total return of 19.03%. In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), produced a total return of 23.13% for the 12-month period.2

Small- and mid-cap growth stocks posted solidly positive returns over the reporting period amid an expanding U.S. economy and rising corporate earnings. The fund outperformed the Index, mainly due to successful security selections in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index). We employ a growth-oriented investment style in managing the fund’s portfolio, which means we seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth;

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services, and communications.

Corporate Earnings and a Strong Economy Boosted Stocks

Small- and mid-cap companies benefited from better-than-expected corporate earnings, strengthening U.S. labor markets, and a strong domestic economy. Earnings continued to improve due in part to the recently passed tax cuts. Consequently, the Index hit a series of new highs despite concerns about rising interest rates, inflation, and trade tensions. Inflation fears sparked market volatility in February, and concerns about possible trade disputes roiled the financial markets during the remainder of the reporting period. In this environment, small- and mid-cap growth companies produced higher returns than their more value-oriented counterparts.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s results over the reporting period, supported by our security selection strategy across a variety of market sectors.

The fund fared especially well in the information technology sector, which broadly benefited from secular trends such as the growth of cloud computing, mobile communications, cybersecurity, and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

artificial intelligence. For example, information services provider Twilio climbed sharply higher on strong results with an upside to all key metrics and increased guidance for revenues and earnings, and payments processor Square increased earnings on strong execution and expanding into new markets. Marketing-and-sales software platform HubSpot saw continued growth in marketing solutions, and Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Other top technology performers included database software developer Splunk and data analytics company New Relic.

In the consumer discretionary sector, fitness center operator Planet Fitness performed well on strong earnings and encouraging analyst guidance. The fund’s position in restaurant chain Buffalo Wild Wings benefited from the company’s acquisition at a premium by Roark Capital Group, a private equity firm. A new CEO at Lululemon Athletica led strong execution regarding its digital sales model, and the company has reported improvement in same-store sales.

Disappointments during the reporting period included Beacon Roofing Supply, which reported weak earnings on rising costs. Herc Holdings, an equipment rental provider, fell despite reporting solid Q1 results and raising guidance. The stock was weak due to worries about the longevity of the business cycle in light of a potentially escalating trade war. Another holding that detracted from the fund’s performance was construction contractor Quanta Services, which has been running into opposition from states pushing back on pipeline development. In health care, Acadia Healthcare declined on weak results in its UK division, and TESARO, a drug company, declined due to government approvals of treatments that compete with its ovarian cancer product. Radius Health, a pharmaceutical company specializing in oncology and osteoporosis, also declined on uncertainty about European approval of one of its drugs.

Finding Opportunities Amid Volatility

We have continued to identify what we believe are attractive investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, we have identified an ample number of small- and mid-cap growth companies meeting our investment criteria in the information technology sector and, to a lesser extent, in the energy sector. In contrast, we have found relatively few opportunities in the consumer discretionary, health care, industrials, and financials sectors.

October 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A shares, Class C shares, Class I shares, Class shares Y and Class Z shares and the Russell 2500™ Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	24.73%	12.39%	12.70%††
without sales charge	3/31/09	32.33%	13.72%	13.37%††
Class C shares
with applicable redemption charge†	3/31/09	30.34%	12.85%	12.45%††
without redemption	3/31/09	31.34%	12.85%	12.45%††
Class I shares	1/1/88	32.69%	14.02%	13.65%
Class Y shares	7/1/13	32.79%	14.13%	13.70%††
Class Z shares	1/19/18	12.76%††	14.00%††	13.64%††
Russell 2500™ Growth Index		23.13%	12.88%	13.61%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.39	$9.29	$4.09	$3.49	$4.58
Ending value (after expenses)	$1,171.90	$1,167.70	$1,173.80	$1,174.30	$1,172.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.01	$8.64	$3.80	$3.24	$4.26
Ending value (after expenses)	$1,020.10	$1,016.50	$1,021.31	$1,021.86	$1,020.86

† Expenses are equal to the fund’s annualized expense ratio of .99% for Class A, 1.71% for Class C, .75% for Class I, .64% for Class Y and .84% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Shares		Value ($)
Common Stocks - 94.7%
Banks - 3.7%
First Republic Bank	334,200	[a]	32,083,200
SVB Financial Group	103,522	[b]	32,177,743
Webster Financial	131,730		7,766,801
			72,027,744
Capital Goods - 11.8%
Allegion	199,627	[a]	18,080,217
AMETEK	28,959		2,291,236
Beacon Roofing Supply	656,163	[a,b]	23,746,539
BWX Technologies	324,477		20,292,792
Curtiss-Wright	142,152		19,534,528
Graco	168,014		7,785,769
Herc Holdings	333,369	[b]	17,068,493
Mercury Systems	606,688	[a,b]	33,561,980
Quanta Services	389,181	[b]	12,990,862
Rexnord	920,140	[b]	28,340,312
Welbilt	600,667	[a,b]	12,541,927
Xylem	421,555		33,669,598
			229,904,253
Commercial & Professional Services - 1.4%
CoStar Group	60,032	[b]	25,263,867
Waste Connections	30,624		2,442,876
			27,706,743
Consumer Durables & Apparel - 2.9%
Lululemon Athletica	264,890	[b]	43,041,976
PVH	10,180		1,469,992
Under Armour, Cl. A	542,984	[a,b]	11,522,120
			56,034,088
Consumer Services - 5.4%
Chipotle Mexican Grill	35,077	[b]	15,943,198
Planet Fitness, Cl. A	951,886	[b]	51,430,401
Six Flags Entertainment	375,571	[a]	26,222,367
Sotheby's	196,442	[a,b]	9,662,982
Wynn Resorts	19,538		2,482,498
			105,741,446
Diversified Financials - .0%
Invesco	37,697		862,507
Energy - 4.2%
Apergy	470,292		20,485,920
Cactus	380,099		14,550,190
Diamondback Energy	77,556	[a]	10,484,796
Helmerich & Payne	251,289	[a]	17,281,145

8

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Energy - 4.2% (continued)
Parsley Energy, Cl. A	596,639	[b]	17,451,691
PDC Energy	45,719	[a,b]	2,238,402
			82,492,144
Health Care Equipment & Services - 8.8%
ABIOMED	87,655	[b]	39,422,836
Align Technology	63,909	[b]	25,002,479
DexCom	260,954	[a,b]	37,326,860
HealthEquity	102,703	[b]	9,696,190
Laboratory Corporation of America Holdings	8,956	[b]	1,555,478
Medidata Solutions	302,614	[a,b]	22,184,632
Nevro	227,711	[a,b]	12,979,527
WellCare Health Plans	75,069	[b]	24,058,864
			172,226,866
Materials - 3.6%
AptarGroup	221,170	[a]	23,828,856
Carpenter Technology	269,089	[a]	15,862,797
Packaging Corporation of America	263,267		28,877,757
Vulcan Materials	13,821		1,536,895
			70,106,305
Media - 1.0%
Liberty Media Group, Cl. C	507,247	[a,b]	18,864,516
Pharmaceuticals Biotechnology & Life Sciences - 10.2%
Aerie Pharmaceuticals	253,680	[a,b]	15,614,004
Alkermes	308,470	[a,b]	13,091,467
Alnylam Pharmaceuticals	81,642	[a,b]	7,145,308
Amicus Therapeutics	635,586	[b]	7,684,235
BioMarin Pharmaceutical	24,013	[b]	2,328,541
Bluebird Bio	104,315	[a,b]	15,229,990
Cambrex	195,030	[a,b]	13,340,052
Flexion Therapeutics	627,838	[a,b]	11,746,849
Halozyme Therapeutics	703,584	[a,b]	12,784,121
Jazz Pharmaceuticals	174,595	[b]	29,354,657
Ligand Pharmaceuticals, Cl. B	81,204	[a,b]	22,289,686
Neurocrine Biosciences	142,653	[b]	17,539,186
Radius Health	262,951	[a,b]	4,680,528
SAGE Therapeutics	118,324	[a,b]	16,713,265
TESARO	255,506	[a,b]	9,967,289
			199,509,178
Retailing - 3.3%
Carvana	377,068	[a,b]	22,280,948
Dollar Tree	30,913	[b]	2,520,955
National Vision Holdings	435,582		19,662,171

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Retailing - 3.3% (continued)
Ollie's Bargain Outlet Holdings	203,180	[a,b]	19,525,598
			63,989,672
Semiconductors & Semiconductor Equipment - 2.6%
Marvell Technology Group	512,388	[a]	9,889,088
Power Integrations	284,682	[a]	17,991,902
Semtech	375,366	[b]	20,870,350
Skyworks Solutions	26,383		2,393,202
			51,144,542
Software & Services - 28.3%
2U	481,078	[a,b]	36,172,255
Bandwidth, Cl. A	628,944		33,692,530
Black Knight	550,876	[b]	28,618,008
CACI International, Cl. A	137,254	[b]	25,275,324
DocuSign	291,637	[a]	15,331,357
HubSpot	359,348	[b]	54,243,581
LogMeIn	461,981		41,162,507
New Relic	159,368	[b]	15,017,247
Proofpoint	127,487	[b]	13,555,693
Rapid7	829,603	[b]	30,628,943
ServiceNow	22,089	[b]	4,321,271
Shopify, Cl. A	212,690	[a,b]	34,978,997
Splunk	357,863	[b]	43,269,215
Square, Cl. A	536,399	[a,b]	53,108,865
SS&C Technologies Holdings	407,638		23,166,068
Twilio, Cl. A	987,931	[a,b]	85,238,687
Twitter	36,778	[b]	1,046,702
Varonis Systems	204,448	[b]	14,975,816
			553,803,066
Technology Hardware & Equipment - 6.6%
FLIR Systems	309,739		19,039,656
Littelfuse	70,847		14,019,913
Lumentum Holdings	492,444	[a,b]	29,522,018
NETGEAR	244,340	[a,b]	15,356,769
nLight	526,233		11,687,635
Trimble	444,907	[b]	19,335,658
Zebra Technologies, Cl. A	109,415	[b]	19,347,854
			128,309,503
Transportation - .9%
J.B. Hunt Transport Services	151,764		18,050,810
Total Common Stocks (cost $1,276,847,681)			1,850,773,383

10

Description		Shares		Value ($)
Exchange-Traded Funds - 1.5%
Registered Investment Companies - 1.5%
iShares Russell 2000 Growth ETF (cost $28,570,688)		134,549	[a]	28,938,799
	7-Day Yield (%)
Investment Companies - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $68,607,829)	2.01	68,607,829	[c]	68,607,829

Investment of Cash Collateral for Securities Loaned - 5.6%
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $110,326,927)	1.97	110,326,927	[c]	110,326,927
Total Investments (cost $1,484,353,125)		105.3%		2,058,646,938
Liabilities, Less Cash and Receivables		(5.3%)		(104,495,019)
Net Assets		100.0%		1,954,151,919

ETF—Exchange-Traded Fund
aSecurity, or portion thereof, on loan. At September 30, 2018, the value of the fund’s securities on loan was $400,081,496 and the value of the collateral held by the fund was $408,202,488, consisting of cash collateral of $110,326,927 and U.S. Government & Agency securities valued at $297,875,561.
bNon-income producing security.
cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	37.5
Health Care	19.0
Industrials	14.1
Consumer Discretionary	12.5
Investment Companies	10.7
Energy	4.2
Financials	3.7
Materials	3.6
105.3

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/17($)	Purchases($)	Sales ($)	Value 9/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	156,633,716	861,376,690	907,683,479	110,326,927	5.6	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	16,523,985	612,688,568	560,604,724	68,607,829	3.5	411,899
Total	173,157,701	1,474,065,258	1,468,288,203	178,934,756	9.1	411,899

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $400,081,496)—Note 1(b):
Unaffiliated issuers	1,305,418,369	1,879,712,182
Affiliated issuers	178,934,756	178,934,756
Receivable for shares of Beneficial Interest subscribed		7,687,872
Dividends and securities lending income receivable		434,809
Prepaid expenses		94,667
		2,066,864,286
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,138,295
Cash overdraft due to Custodian		41,922
Liability for securities on loan—Note 1(b)		110,326,927
Payable for shares of Beneficial Interest redeemed		894,307
Trustees fees and expenses payable		7,832
Interest payable—Note 2		588
Accrued expenses		302,496
		112,712,367
Net Assets ($)		1,954,151,919
Composition of Net Assets ($):
Paid-in capital		1,254,009,245
Total distributable earnings (loss)		700,142,674
Net Assets ($)		1,954,151,919

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	339,847,936	62,106,933	1,207,703,092	221,007,884	123,486,074
Shares Outstanding	14,159,302	2,913,788	48,603,775	8,844,919	4,972,825
Net Asset Value Per Share ($)	24.00	21.31	24.85	24.99	24.83

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends (net of $1,929 foreign taxes withheld at source):
Unaffiliated issuers	4,631,238
Affiliated issuers	411,899
Income from securities lending—Note 1(b)	1,933,683
Total Income	6,976,820
Expenses:
Investment advisory fee—Note 3(a)	9,069,998
Shareholder servicing costs—Note 3(c)	1,899,335
Distribution fees—Note 3(b)	452,300
Registration fees	184,959
Administration fee—Note 3(a)	156,017
Trustees’ fees and expenses—Note 3(d)	111,058
Professional fees	89,225
Prospectus and shareholders’ reports	84,413
Custodian fees—Note 3(c)	26,449
Loan commitment fees—Note 2	23,127
Interest expense—Note 2	3,229
Miscellaneous	44,705
Total Expenses	12,144,815
Less—reduction in fees due to earnings credits—Note 3(c)	(1,229)
Net Expenses	12,143,586
Investment (Loss)—Net	(5,166,766)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	155,240,858
Net unrealized appreciation (depreciation) on investments	269,088,034
Net Realized and Unrealized Gain (Loss) on Investments	424,328,892
Net Increase in Net Assets Resulting from Operations	419,162,126

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	[a]	2017[b]
Operations ($):
Investment (loss)—net	(5,166,766)		(193,367)
Net realized gain (loss) on investments	155,240,858		84,344,443
Net unrealized appreciation (depreciation) on investments	269,088,034		126,103,544
Net Increase (Decrease) in Net Assets Resulting from Operations	419,162,126		210,254,620
Distributions ($):
Distributions to shareholders:
Class A	(20,191,319)		(4,997,899)
Class C	(3,716,718)		(837,455)
Class I	(43,026,990)		(11,207,680)
Class Y	(37,073,349)		(2,582,326)
Total Distributions	(104,008,376)		(19,625,360)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	58,858,997		29,521,100
Class C	20,441,349		8,581,799
Class I	669,950,295		118,039,101
Class Y	48,976,186		277,256,945
Class Z	1,830,164		-
Net assets received in connection with reorganization—Note 1	148,628,433		-
Distributions reinvested:
Class A	18,783,727		4,713,908
Class C	3,704,138		834,810
Class I	42,423,586		11,079,966
Class Y	37,073,350		2,582,326
Cost of shares redeemed:
Class A	(44,664,930)		(70,237,478)
Class C	(12,211,325)		(11,517,257)
Class I	(201,679,655)		(229,273,713)
Class Y	(328,452,636)		(37,606,231)
Class Z	(5,746,506)		-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	457,915,173		103,975,276
Total Increase (Decrease) in Net Assets	773,068,923		294,604,536
Net Assets ($):
Beginning of Period	1,181,082,996		886,478,460
End of Period	1,954,151,919		1,181,082,996

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	[a]	2017[b]
Capital Share Transactions (Shares):
Class Ac,d
Shares sold	2,705,141		1,680,997
Shares issued in connection with reorganization—Note 1	1,221,094		-
Shares issued for distributions reinvested	994,374		281,595
Shares redeemed	(2,104,634)		(4,005,912)
Net Increase (Decrease) in Shares Outstanding	2,815,975		(2,043,320)
Class Cc,d
Shares sold	1,032,531		533,474
Shares issued in connection with reorganization—Note 1	221,479		-
Shares issued for distributions reinvested	219,440		54,849
Shares redeemed	(660,156)		(709,377)
Net Increase (Decrease) in Shares Outstanding	813,294		(121,054)
Class Id
Shares sold	30,617,406		6,473,849
Shares issued in connection with reorganization—Note 1	598,312		-
Shares issued for distributions reinvested	2,173,340		644,559
Shares redeemed	(9,109,064)		(12,739,528)
Net Increase (Decrease) in Shares Outstanding	24,279,994		(5,621,120)
Class Yd
Shares sold	2,206,873		15,447,057
Shares issued for distributions reinvested	1,889,569		149,613
Shares redeemed	(15,707,397)		(2,016,919)
Net Increase (Decrease) in Shares Outstanding	(11,610,955)		13,579,751
Class Zd
Shares sold	78,361		-
Shares issued in connection with reorganization—Note 1	5,152,212		-
Shares redeemed	(257,748)		-
Net Increase (Decrease) in Shares Outstanding	4,972,825		-

[a] On January 19, 2018, the fund commenced offering Class Z shares.

[b] Distributions to shareholders include only distributions from net realized gain on investments. Undistributed investment income—net was $19,625,360 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[c] During the period ended September 30, 2018, 3,095 Class C shares representing $54,486 were automatically converted to 2,762 Class A shares.

[d] During the period ended September 30, 2018, 1,431 Class A shares representing $29,922 were exchanged for 1,384 Class Z shares and 436 Class Z shares representing $10,410 were exchanged for 436 Class I shares and during the period ended September 30, 2017, 303 Class A shares representing $5,098 were exchanged for 295 Class I shares, 1,105 Class C shares representing $17,825 were exchanged for 977 Class I shares and 5,834,952 Class I shares representing $103,337,008 were exchanged for 5,808,713 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	19.87	16.66	15.83	17.65	18.76
Investment Operations:
Investment (loss)—net[a]	(.11)	(.04)	(.06)	(.07)	(.09)
Net realized and unrealized gain (loss) on investments	6.05	3.63	1.92	.06	1.08
Total from Investment Operations	5.94	3.59	1.86	(.01)	.99
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	24.00	19.87	16.66	15.83	17.65
Total Return (%)[b]	32.33	21.95	12.11	(.42)	5.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.04	1.04	1.03	1.04
Ratio of net expenses to average net assets	1.00	1.03	1.04	1.03	1.04
Ratio of net investment (loss) to average net assets	(.53)	(.20)	(.41)	(.42)	(.48)
Portfolio Turnover Rate	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	339,848	225,374	222,978	219,185	225,427

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	17.96	15.20	14.64	16.58	17.87
Investment Operations:
Investment (loss)—net[a]	(.24)	(.16)	(.17)	(.20)	(.22)
Net realized and unrealized gain (loss) on investments	5.40	3.30	1.76	.07	1.03
Total from Investment Operations	5.16	3.14	1.59	(.13)	.81
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	21.31	17.96	15.20	14.64	16.58
Total Return (%)[b]	31.34	21.00	11.28	(1.18)	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.79	1.83	1.81	1.83
Ratio of net expenses to average net assets	1.73	1.79	1.83	1.81	1.83
Ratio of net investment (loss) to average net assets	(1.27)	(.97)	(1.19)	(1.21)	(1.26)
Portfolio Turnover Rate	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	62,107	37,725	33,779	34,554	31,329

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	20.46	17.09	16.18	17.96	19.01
Investment Operations:
Investment income (loss)—net[a]	(.07)	.02	(.03)	(.03)	(.04)
Net realized and unrealized gain (loss) on investments	6.27	3.73	1.97	.06	1.09
Total from Investment Operations	6.20	3.75	1.94	.03	1.05
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	24.85	20.46	17.09	16.18	17.96
Total Return (%)	32.69	22.34	12.36	(.17)	5.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.75	.79	.79	.80
Ratio of net expenses to average net assets	.74	.75	.79	.79	.80
Ratio of net investment income (loss) to average net assets	(.29)	.10	(.16)	(.19)	(.24)
Portfolio Turnover Rate	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	1,207,703	497,604	511,768	512,830	605,932

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	20.55	17.15	16.21	17.97	19.01
Investment Operations:
Investment income (loss)—net[a]	(.03)	.01	(.00)[b]	(.01)	(.03)
Net realized and unrealized gain (loss) on investments	6.28	3.77	1.97	.06	1.09
Total from Investment Operations	6.25	3.78	1.97	.05	1.06
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	24.99	20.55	17.15	16.21	17.97
Total Return (%)	32.79	22.44	12.53	(.05)	5.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.68	.68	.68	.72
Ratio of net expenses to average net assets	.65	.68	.68	.68	.72
Ratio of net investment income (loss) to average net assets	(.16)	.05	(.03)	(.07)	(.15)
Portfolio Turnover Rate	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	221,008	420,380	117,953	104,961	100,902

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

20

Period Ended
Class Z Shares	September 30, 2018[a]
Per Share Data ($):
Net asset value, beginning of period	20.86
Investment Operations:
Investment (loss)—net[b]	(.07)
Net realized and unrealized gain (loss) on investments	4.04
Total from Investment Operations	3.97
Net asset value, end of period	24.83
Total Return (%)[c]	19.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.84
Ratio of net expenses to average net assets[d]	.84
Ratio of net investment (loss) to average net assets[d]	(.42)
Portfolio Turnover Rate	56.70
Net Assets, end of period ($ x 1,000)	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (the “sub adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The sub adviser is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including The Boston Company Asset Management, LLC which served as the fund’s sub-investment adviser prior to January 31, 2018.

On January 19, 2018, the fund commenced offering Class Z shares.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and the Company’s Board of Directors (the “Board of Dreyfus Funds, Inc.”), all of the assets, subject to the liabilities, of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares were transferred to the fund in a tax free exchange for Class A, Class C, Class I and Class Z shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares received Class A, Class C, Class I and Class Z shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C Class I and Class F shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $20.19 for Class A, $18.02 for Class C, $20.86 for Class I and $20.86 for Class Z, and a total of 1,221,094 Class A, 221,479 Class C, 598,312 Class I and 5,152,212 Class Z shares were issued to shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares, respectively in the exchange.

22

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund	39,974,331	148,628,433
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	364,696,192	1,302,115,142

Assuming the merger had been completed on October 1, 2017, the fund’s unaudited pro forma results in the Statement of Operations during the period ended September 30, 2018 would be as follows:

Net investment income	$(5,716,977) [1]
Net realized and unrealized gain (loss) on investments	$439,700,040 [2]
Net increase (decrease) in net assets resulting from operations	$433,983,063

1 $(5,166,766) as reported in the Statement of Operations, plus $(550,211) Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund, pre-merger.
2 $424,328,892 as reported in the Statement of Operations plus $15,371,148 Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund that have been included in the fund’s Statement of Operations since January 19, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf

23

NOTES TO FINANCIAL STATEMENTS (continued)

of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

25

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	1,850,773,383	-	-	1,850,773,383
Exchange-Traded Funds	28,938,799	-	-	28,938,799
Investment Companies	178,934,756	-	-	178,934,756

† See Statement of Investments for additional detailed categorizations.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

26

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2018, The Bank of New York Mellon earned $345,384 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,920,928, undistributed capital gains $104,158,071 and unrealized appreciation $572,063,675.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $12,763,354 and $0, and long-term capital gains $91,245,022 and $19,625,360, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and capital loss carryover and wash sales from fund merger, the fund increased accumulated undistributed investment income-net by $5,018,453, decreased accumulated net realized gain (loss) on investment by $5,268,195 and increased paid-in capital by $249,742. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2018 was approximately $103,300 with a related weighted average annualized interest rate of 3.13%.

28

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and the sub adviser, the sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent

29

NOTES TO FINANCIAL STATEMENTS (continued)

that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $156,017 during the period ended September 30, 2018.

During the period ended September 30, 2018, the Distributor retained $76,635 from commissions earned on sales of the fund’s Class A shares and $4,070 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2018, Class C shares were charged $342,210 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2018, Class Z shares were charged $110,090 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $696,540 and $114,070, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances

30

are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $112,727 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $26,449 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,229.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $951,895, administration fees $12,787, Distribution Plan fees $52,024, Shareholder Services Plan fees $82,139, custodian fees $11,473, Chief Compliance Officer fees $3,145 and transfer agency fees $24,832.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2018, amounted to $1,085,020,230 and $839,724,069, respectively.

At September 30, 2018, the cost of investments for federal income tax purposes was $1,486,583,263; accordingly, accumulated net unrealized appreciation on investments was $572,063,675, consisting of $620,311,171 gross unrealized appreciation and $48,247,496 gross unrealized depreciation.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Dreyfus Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and investments in affiliated issuers, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $9,363,084 as ordinary income dividends paid during the year ended September 30, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 38.84% of ordinary income dividends paid during the year ended September 30, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund reports the maximum amount allowable but not less than $1.5835 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2215 as a short-term capital gain dividend paid on December 7, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

34

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

36

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6921AR0918

Dreyfus/The Boston Company Small Cap Growth Fund

ANNUAL REPORT September 30, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares achieved a total return of 30.01%, and Class Y shares returned 30.00%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 21.06% for the same period.2

Small-cap growth stocks posted solidly positive returns over the reporting period amid an expanding U.S. economy and rising corporate earnings. The fund outperformed the Index, mainly due to successful security selections in the information technology, consumer discretionary, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies, i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio, which means the portfolio managers seek to identify those small-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best and select stocks by: using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth; and investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services, and communications.

Corporate Earnings and a Strong Economy Boosted Stocks

Small-cap companies benefited from a growing domestic economy, strengthening U.S. labor markets, and better-than-expected corporate earnings. Earnings continued to receive a boost from the recently passed tax cuts. Consequently, the Index hit a series of new highs despite concerns about rising interest rates, inflation, and trade tensions. Inflation fears sparked market volatility in February, and concerns about possible trade disputes roiled the financial markets during the remainder of the reporting period. In this environment, small-cap growth stocks performed better than small-cap value stocks.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s results over the reporting period, supported by our security selection strategy across a variety of market sectors.

The fund fared especially well in the information technology sector, which broadly benefited from secular trends such as the growth of cloud computing, mobile communications, cybersecurity, and artificial intelligence. For example, information services provider Twilio climbed higher on strong results with an upside to all key metrics and increased guidance for revenues and earnings. Shopify, a provider of website services and payment systems for e-commerce sites, also performed well on strong trends in online shopping. In the software segment, HubSpot, a provider of marketing solutions, benefited from stronger guidance and from the introduction of new products. Rapid7, a data security

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and analytics provider, capitalized on healthy demand for cybersecurity products. Software developer Varonis Systems participated in providing solutions to the growing need for data security.

In the consumer discretionary sector, fitness center operator Planet Fitness outperformed on strong earnings and encouraging guidance. The fund’s position in restaurant chain Buffalo Wild Wings benefited from the acquisition of the company at a premium by Roark Capital Group, a private equity firm. Online used car dealer Carvana improved its profit margins on vehicles sold and also performed well on other performance metrics. The fund also fared well in the consumer staples sector, where pet products company Freshpet posted strong sales growth, and avocado distributor Calavo Growers benefited from rising demand and higher prices for avocados. The fund also performed well in the communication services sector, where Bandwidth, a voice recognition company, benefited from growing awareness of the need for voice recognition services.

Disappointments during the reporting period included health care companies such as Nevro, a medical device company, which was hurt by weak results driven by poor sales execution and concern over the company’s ability to protect its intellectual property. NxStage Medical, a maker of products to treat kidney disease, also hurt performance, despite solid first-quarter results, as the key home market segment underperformed. The fund’s performance was hindered by not owning Haemonetics, a maker of hematology products, and Inogen, which manufactures oxygen concentrators, both of which posted strong returns. Radius Health, a pharmaceutical company specializing in oncology and osteoporosis, declined on uncertainty about European approval of one of its drugs. Stock selections in materials also hindered performance, where Summit Materials, which offers infrastructure services, experienced low volumes due to bad weather. In industrials, Beacon Roofing Supply declined on disappointing first-quarter results due to rising costs.

Finding Opportunities Amid Volatility

We have continued to identify what we believe are attractive investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, we have identified a number of companies in the information technology sector and, to a lesser extent, the consumer staples and energy sectors. In contrast, we have found relatively few opportunities in the industrials, consumer discretionary, and financials sectors.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund Class I shares and Class Y shares and the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/18
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	30.01%	13.88%	11.93%
Class Y shares	7/1/13	30.00%	13.91%	11.94%	†
Russell 2000 Growth Index		21.06%	12.14%	12.65%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018
	Class I	Class Y
Expenses paid per $1,000†	$5.49	$5.49
Ending value (after expenses)	$1,190.40	$1,190.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018
	Class I	Class Y
Expenses paid per $1,000†	$5.06	$5.06
Ending value (after expenses)	$1,020.05	$1,020.05

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Shares		Value ($)
Common Stocks - 94.6%
Banks - 2.2%
National Bank Holdings, Cl. A	2,817		106,060
TriState Capital Holdings	2,407	[a,b]	66,433
			172,493
Capital Goods - 10.5%
Altra Industrial Motion	1,433	[a]	59,183
Beacon Roofing Supply	2,772	[a,b]	100,319
Curtiss-Wright	457		62,801
Herc Holdings	1,760	[b]	90,112
Kornit Digital	3,806	[b]	83,351
Mercury Systems	2,821	[a,b]	156,058
Milacron Holdings	4,915	[b]	99,529
Proto Labs	377	[b]	60,980
TPI Composites	1,361	[a,b]	38,857
Welbilt	3,241	[a,b]	67,672
			818,862
Consumer Services - 4.2%
Planet Fitness, Cl. A	4,555	[b]	246,107
Sotheby's	1,648	[a,b]	81,065
			327,172
Diversified Financials - 1.0%
Green Dot, Cl. A	887	[b]	78,783
Energy - 4.2%
Apergy	2,062		89,821
Bonanza Creek Energy	1,701	[b]	50,656
Cactus	2,376	[b]	90,953
PDC Energy	1,901	[a,b]	93,073
			324,503
Food & Staples Retailing - .9%
Performance Food Group	2,098	[b]	69,863
Food, Beverage & Tobacco - 4.2%
Calavo Growers	1,451	[a]	140,167
Freshpet	5,128	[a,b]	188,198
			328,365
Health Care Equipment & Services - 10.9%
Align Technology	102	[b]	39,904
HealthEquity	632	[a,b]	59,667
iRhythm Technologies	1,240	[b]	117,378
K2M Group Holdings	2,448	[a,b]	67,002
Medidata Solutions	1,486	[a,b]	108,939
Nevro	1,066	[a,b]	60,762
NxStage Medical	3,689	[b]	102,886

8

Description	Shares		Value ($)
Common Stocks - 94.6% (continued)
Health Care Equipment & Services - 10.9% (continued)
PetIQ	958	[b]	37,659
Teladoc	1,906	[a,b]	164,583
WellCare Health Plans	274	[b]	87,814
			846,594
Household & Personal Products - .9%
Inter Parfums	1,083		69,799
Materials - 3.0%
Cabot	1,167		73,194
Carpenter Technology	1,233	[a]	72,685
Summit Materials, Cl. A	4,872	[a,b]	88,573
			234,452
Pharmaceuticals Biotechnology & Life Sciences - 14.2%
Aclaris Therapeutics	3,086	[b]	44,809
Adamas Pharmaceuticals	1,887	[a,b]	37,778
Aerie Pharmaceuticals	1,365	[a,b]	84,016
Amicus Therapeutics	3,503	[a,b]	42,351
Cambrex	1,183	[a,b]	80,917
Flexion Therapeutics	4,258	[a,b]	79,667
Foamix Pharmaceuticals	7,761	[b]	44,471
Galapagos, ADR	599	[b]	67,345
Halozyme Therapeutics	3,291	[b]	59,797
Ligand Pharmaceuticals, Cl. B	496	[a,b]	136,147
Natera	5,285	[b]	126,523
NeoGenomics	3,670	[a,b]	56,335
Odonate Therapeutics	738	[a]	14,325
Otonomy	5,685	[b]	15,634
Portola Pharmaceuticals	1,209	[a,b]	32,196
Radius Health	1,784	[a,b]	31,755
Retrophin	2,258	[a,b]	64,872
SAGE Therapeutics	608	[a,b]	85,880
			1,104,818
Real Estate - 1.2%
Monmouth Real Estate Investment	1,849	[c]	30,915
Physicians Realty Trust	3,592	[c]	60,561
			91,476
Retailing - 3.8%
Carvana	1,641	[a,b]	96,967
National Vision Holdings	2,437		110,006
Ollie's Bargain Outlet Holdings	973	[a,b]	93,505
			300,478
Semiconductors & Semiconductor Equipment - 2.2%
Power Integrations	1,165	[a]	73,628

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 94.6% (continued)
Semiconductors & Semiconductor Equipment - 2.2% (continued)
Semtech		1,831	[b]	101,804
				175,432
Software & Services - 26.1%
2U		1,933	[a,b]	145,342
Bandwidth, Cl. A		4,139		221,726
CACI International, Cl. A		677	[b]	124,670
Everbridge		927	[a,b]	53,432
HubSpot		1,581	[b]	238,652
LogMeIn		1,599		142,471
Mimecast		2,289	[b]	95,863
New Relic		879	[b]	82,828
Proofpoint		522	[b]	55,504
Rapid7		4,202	[b]	155,138
Shopify, Cl. A		986	[b]	162,158
Twilio, Cl. A		4,192	[a,b]	361,686
Varonis Systems		1,405	[b]	102,916
Zendesk		1,310	[b]	93,010
				2,035,396
Technology Hardware & Equipment - 4.6%
Littelfuse		327		64,710
Lumentum Holdings		2,293	[a,b]	137,465
NETGEAR		1,583	[a,b]	99,492
nLight		2,609		57,946
				359,613
Transportation - .5%
Marten Transport		1,854		39,027
Total Common Stocks (cost $4,869,878)				7,377,126

Exchange-Traded Funds - 1.4%
Registered Investment Companies - 1.4%
iShares Russell 2000 Growth ETF (cost $104,898)		506	[a]	108,830
	7-Day Yield (%)
Investment Companies - 5.2%
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $402,301)	2.01	402,301	[d]	402,301

10

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 7.4%
Registered Investment Companies - 7.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $577,374)	1.97	577,374	[d]	577,374
Total Investments (cost $5,954,451)		108.6%		8,465,631
Liabilities, Less Cash and Receivables		(8.6%)		(671,215)
Net Assets		100.0%		7,794,416

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
aSecurity, or portion thereof, on loan. At September 30, 2018, the value of the fund’s securities on loan was $2,469,728 and the value of the collateral held by the fund was $2,516,238, consisting of cash collateral of $577,374 and U.S. Government & Agency securities valued at $1,938,864.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	33.0
Health Care	25.0
Investment Companies	14.0
Industrials	11.0
Consumer Discretionary	8.0
Consumer Staples	6.0
Energy	4.2
Financials	3.2
Materials	3.0
Real Estate	1.2
108.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 9/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	136,268	4,749,889	4,483,856	402,301	5.2	4,087
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	4,608,338	4,030,964	577,374	7.4	-
Total	136,268	9,358,227	8,514,820	979,675	12.6	4,087

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,469,728)—Note 1(b):
Unaffiliated issuers	4,974,776	7,485,956
Affiliated issuers	979,675	979,675
Receivable for shares of Beneficial Interest subscribed		7,088
Dividends and securities lending income receivable		1,912
Prepaid expenses		18,425
		8,493,056
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		3,020
Liability for securities on loan—Note 1(b)		577,374
Payable for investment securities purchased		67,310
Payable for shares of Beneficial Interest redeemed		272
Trustees fees and expenses payable		125
Accrued expenses		50,539
		698,640
Net Assets ($)		7,794,416
Composition of Net Assets ($):
Paid-in capital		4,524,674
Total distributable earnings (loss)		3,269,742
Net Assets ($)		7,794,416

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	7,051,386	743,030
Shares Outstanding	196,781	20,702
Net Asset Value Per Share ($)	35.83	35.89

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	17,223
Affiliated issuers	4,087
Income from securities lending—Note 1(b)	5,786
Total Income	27,096
Expenses:
Investment advisory fee—Note 3(a)	52,141
Professional fees	77,154
Registration fees	33,336
Chief Compliance Officer fees	12,845
Custodian fees—Note 3(b)	11,046
Prospectus and shareholders’ reports	8,218
Shareholder servicing costs—Note 3(b)	7,981
Administration fee—Note 3(a)	3,910
Trustees’ fees and expenses—Note 3(c)	485
Loan commitment fees—Note 2	87
Miscellaneous	19,468
Total Expenses	226,671
Less—reduction in expenses due to undertaking—Note 3(a)	(161,597)
Net Expenses	65,074
Investment (Loss)—Net	(37,978)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,037,187
Net unrealized appreciation (depreciation) on investments	645,873
Net Realized and Unrealized Gain (Loss) on Investments	1,683,060
Net Increase in Net Assets Resulting from Operations	1,645,082

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment (loss)—net	(37,978)	(17,277)
Net realized gain (loss) on investments	1,037,187	815,339
Net unrealized appreciation (depreciation) on investments	645,873	317,836
Net Increase (Decrease) in Net Assets Resulting from Operations	1,645,082	1,115,898
Distributions ($):
Distributions to shareholders:
Class I	(644,042)	(932,650)
Class Y	(202,976)	(9,494)
Total Distributions	(847,018)	(942,144)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	2,812,607	2,688,791
Class Y	958	1,898,268
Distributions reinvested:
Class I	642,223	867,499
Class Y	193,369	-
Cost of shares redeemed:
Class I	(2,567,125)	(4,654,863)
Class Y	(1,003,746)	(565,935)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	78,286	233,760
Total Increase (Decrease) in Net Assets	876,350	407,514
Net Assets ($):
Beginning of Period	6,918,066	6,510,552
End of Period	7,794,416	6,918,066
Capital Share Transactions (Shares):
Class I
Shares sold	87,693	88,268
Shares issued for distributions reinvested	22,839	30,960
Shares redeemed	(83,623)	(161,788)
Net Increase (Decrease) in Shares Outstanding	26,909	(42,560)
Class Y
Shares sold	32	65,193
Shares issued for distributions reinvested	6,867	-
Shares redeemed	(34,827)	(18,865)
Net Increase (Decrease) in Shares Outstanding	(27,928)	46,328

[a] Distributions to shareholders include only distributions from net realized gain on investments. Undistributed investment income-net was $3,510 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification rule.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	31.65	30.32	35.16	52.76	70.83
Investment Operations:
Investment (loss)—net[a]	(.19)	(.07)	(.08)	(.17)	(.30)
Net realized and unrealized gain (loss) on investments	8.54	5.52	4.08	3.48	1.98
Total from Investment Operations	8.35	5.45	4.00	3.31	1.68
Distributions:
Dividends from net realized gain on investments	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)
Net asset value, end of period	35.83	31.65	30.32	35.16	52.76
Total Return (%)	30.01	19.75	13.83	6.50	1.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.51	3.08	2.06	1.40	1.15
Ratio of net expenses to average net assets	1.00	1.00	.98	.95	.95
Ratio of net investment (loss) to average net assets	(.58)	(.23)	(.26)	(.41)	(.52)
Portfolio Turnover Rate	87.65	125.73	197.34	169.20	138.15
Net Assets, end of period ($ x 1,000)	7,051	5,377	6,441	23,034	46,290

a Based on average shares outstanding.

See notes to financial statements.

16

Class Y Shares	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	31.70	30.35	35.18	52.76	70.83
Investment Operations:
Investment (loss)—net[a]	(.20)	(.21)	(.07)	(.15)	(.19)
Net realized and unrealized gain (loss) on investments	8.56	5.68	4.08	3.48	1.87
Total from Investment Operations	8.36	5.47	4.01	3.33	1.68
Distributions:
Dividends from net realized gain on investments	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)
Net asset value, end of period	35.89	31.70	30.35	35.18	52.76
Total Return (%)	30.00	19.81	13.85	6.56	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.27	3.18	2.17	1.40	1.11
Ratio of net expenses to average net assets	1.00	1.00	.97	.90	.95
Ratio of net investment (loss) to average net assets	(.59)	(.69)	(.23)	(.35)	(.38)
Portfolio Turnover Rate	87.65	125.73	197.34	169.20	138.15
Net Assets, end of period ($ x 1,000)	743	1,541	70	81	156

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

18

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

19

NOTES TO FINANCIAL STATEMENTS (continued)

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

20

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	7,377,126	-	-	7,377,126
Exchange-Traded Funds	108,830	-	-	108,830
Investment Companies	979,675	-	-	979,675

† See Statement of Investments for additional detailed categorizations.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2018, The Bank of New York Mellon earned $1,215 from lending portfolio securities, pursuant to the securities lending agreement.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $169,959, undistributed capital gains $721,077 and unrealized appreciation $2,378,706.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $272,010 and $0, and long-term capital gains $575,008 and $942,144, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $38,548 and decreased accumulated net realized gain (loss) on investments by the same

22

amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct annual fund operating expenses for Class I and Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $161,597 during the period ended September 30, 2018.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing

23

NOTES TO FINANCIAL STATEMENTS (continued)

accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $3,910 during the period ended September 30, 2018.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $2,623 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $11,046 pursuant to the custody agreement.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $5,143, administration fees $385, custodian fees $4,224, Chief Compliance

24

Officer fees $3,145 and transfer agency fees $773, which are offset against an expense reimbursement currently in effect in the amount of $10,650.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2018, amounted to $5,572,422 and $6,518,969, respectively.

At September 30, 2018, the cost of investments for federal income tax purposes was $6,086,925; accordingly, accumulated net unrealized appreciation on investments was $2,378,706, consisting of $2,769,106 gross unrealized appreciation and $390,400 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

To the Shareholders and Board of Trustees
Dreyfus Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and investments in affiliated issuers, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $22,972 as ordinary income dividends paid during the year ended September 30, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 13.19% of ordinary income dividends paid during the year ended September 30, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund reports the maximum amount allowable but not less than $2.8335 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1.3404 as a short-term capital gain dividend paid on December 7, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

28

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

30

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6941AR0918

Dreyfus/The Boston Company Small Cap Value Fund

ANNUAL REPORT September 30, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus/The Boston Company Small Cap Value Fund’s Class A shares achieved a total return of 15.08%, Class C shares returned 14.11%, Class I shares returned 15.43%, and Class Y shares returned 15.49%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of 9.33% for the same period.2

Small-cap value stocks gained over the reporting period amid an expanding U.S. economy and rising corporate earnings. The fund outperformed the Index, mainly due to successful security selections in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies, i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks among portfolio candidates. We look for companies with strong competitive positions, high-quality management, and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Corporate Earnings and a Strong Economy Drove Stocks Higher

Small-cap companies benefited from a growing domestic economy, strengthening U.S. labor markets, and better-than-expected corporate earnings. Earnings continued to receive a boost from the recently passed tax cuts. Consequently, the Index hit a series of new highs despite concerns about rising interest rates, inflation and trade tensions. Inflation fears sparked market volatility in February, and concerns about possible trade disputes roiled the financial markets during the remainder of the reporting period. In this environment, small-cap stocks generally trailed their large-cap counterparts, and value stocks lagged growth-oriented stocks.

Security Selections Bolstered Fund Performance

The fund produced solidly positive results for the reporting period. The fund’s relative performance was supported by our security selection strategy, primarily in the consumer discretionary and information technology sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the consumer discretionary sector, holdings among specialty retailers and Internet retailers stood out. Apparel seller Urban Outfitters advanced after reporting better-than-expected quarterly earnings stemming from a generally improving retail environment and strong results across the company’s various brands. Shutterfly, an Internet-based provider of photo services, benefited from gains in its business services segment.

The fund’s results in the information technology sector were bolstered by IT services companies and communications equipment producers. Technology outsourcing provider DST Systems was acquired by SS&C Technologies at a premium to its stock price at the time while Acxiom sold off its marketing solutions division and received a better price than expected. Telecommunications networking specialist Ciena continued to make progress toward its long-term goals, reporting higher revenues in its software division as well as strong growth in Asia/Pacific markets.

Other top performers included brewer Boston Beer, which reported improved sales trends, particularly for its new products. In the industrials sector, selections in aerospace and defense drove performance.

Disappointments proved relatively mild during the reporting period, with the fund’s energy holdings weighing most on relative returns. Most notably, subsea engineering company Oceaneering International encountered weakness in demand from offshore drillers, prompting the company to suspend its dividend and reduce future earnings guidance. Oil services provider Patterson-UTI also struggled as weakness in the high-pressure pumping business weighed on results.

Finding Opportunities Amid Volatility

We have continued to identify what we believe to be attractive small-cap investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, our bottom-up security selection process has identified a number of companies in the consumer discretionary, information technology, health care, industrials, and consumer staples sectors. In contrast, we have found relatively few investment opportunities in the financials, utilities, and real estate sectors.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019, for Class Y shares, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Value Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/18
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	8.44%	8.44%††	9.89%††
without sales charge	8/1/16	15.08%	9.73%††	10.54%††
Class C shares
with applicable redemption charge †	8/1/16	13.14%	9.32%††	10.33%††
without redemption	8/1/16	14.11%	9.32%††	10.33%††
Class I shares	2/1/00	15.43%	9.88%	10.62%
Class Y shares	8/1/16	15.49%	9.89%††	10.62%††
Russell 2000 Value Index		9.33%	9.91%	9.52%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.16	$11.43	$5.41	$5.31
Ending value (after expenses)	$1,114.70	$1,110.20	$1,116.40	$1,116.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.83	$10.91	$5.16	$5.06
Ending value (after expenses)	$1,018.30	$1,014.24	$1,019.95	$1,020.05

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.16% for Class C, 1.02% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Shares		Value ($)
Common Stocks - 98.2%
Automobiles & Components - .7%
Gentherm	38,352	[a]	1,743,098
Banks - 17.3%
Associated Banc-Corp	109,106		2,836,756
Banner	37,315		2,319,874
Boston Private Financial Holdings	24,430		333,469
Bryn Mawr Bank	17,712		830,693
Carolina Financial	16,811		634,111
Central Pacific Financial	47,609		1,258,306
CVB Financial	66,284		1,479,459
Essent Group	44,347	[a]	1,962,355
FCB Financial Holdings, Cl. A	30,114	[a]	1,427,404
First Hawaiian	11,356		308,429
First Interstate BancSystem, Cl. A	51,960		2,327,808
First Midwest Bancorp	69,581		1,850,159
Hancock Holding	4,556		216,638
Heritage Financial	26,265		923,215
IBERIABANK	21,066		1,713,719
National Bank Holdings, Cl. A	36,804		1,385,671
Old National Bancorp	143,822		2,775,765
Seacoast Banking Corporation of Florida	34,046	[a]	994,143
South State	38,079		3,122,478
Towne Bank	35,255		1,087,617
UMB Financial	35,490		2,516,241
Umpqua Holdings	36,963		768,830
Union Bankshares	63,647		2,452,319
United Community Banks	58,531		1,632,430
Webster Financial	78,387		4,621,698
Westamerica Bancorporation	27,345		1,645,075
			43,424,662
Capital Goods - 11.7%
Aerojet Rocketdyne Holdings	74,904	[a]	2,545,987
AeroVironment	22,373	[a]	2,509,579
AGCO	5,146		312,825
Astec Industries	26,775		1,349,728
Blue Bird	15,867	[a]	388,741
Chart Industries	28,018	[a]	2,194,650
Construction Partners	54,846	[a]	663,637
EMCOR	21,268		1,597,439
EnerSys	48,845		4,255,865
Esterline Technologies	25,583	[a]	2,326,774
Granite Construction	25,550		1,167,635

8

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Capital Goods - 11.7% (continued)
Kaman	21,299		1,422,347
Kennametal	43,219		1,882,620
Lindsay	14,923		1,495,882
Snap-on	3,595		660,042
The Greenbrier Companies	41,765		2,510,076
TPI Composites	44,811	[a]	1,279,354
Valmont Industries	3,624		501,924
WABCO Holdings	3,217	[a]	379,413
			29,444,518
Commercial & Professional Services - 3.4%
Clean Harbors	11,341	[a]	811,789
Deluxe	23,112		1,315,997
Huron Consulting Group	42,485	[a]	2,098,759
Knoll	74,572		1,748,713
Korn/Ferry International	38,495		1,895,494
LSC Communications	68,761		760,497
			8,631,249
Consumer Durables & Apparel - 1.0%
Ethan Allen Interiors	53,103		1,101,887
Oxford Industries	16,389		1,478,288
			2,580,175
Consumer Services - 3.0%
Belmond	63,978	[a]	1,167,598
Cheesecake Factory	64,973		3,478,654
Dave & Buster's Entertainment	32,516		2,153,210
Grand Canyon Education	6,851	[a]	772,793
			7,572,255
Diversified Financials - 1.4%
Cohen & Steers	42,159		1,712,077
Federated Investors, Cl. B	74,033		1,785,676
			3,497,753
Energy - 6.4%
Bonanza Creek Energy	46,672	[a]	1,389,892
Callon Petroleum	219,657	[a]	2,633,687
Dril-Quip	41,980	[a]	2,193,455
Frank's International	213,765	[a]	1,855,480
Newpark Resources	161,126	[a]	1,667,654
Oasis Petroleum	60,828	[a]	862,541
Oil States International	55,036	[a]	1,827,195
Patterson-UTI Energy	103,990		1,779,269
PDC Energy	36,695	[a]	1,796,587
			16,005,760

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Food & Staples Retailing - 2.0%
Casey's General Stores	19,502		2,517,903
SpartanNash	22,184		445,011
Sprouts Farmers Market	78,811	[a]	2,160,209
			5,123,123
Food, Beverage & Tobacco - 2.2%
Boston Beer, Cl. A	7,646	[a]	2,198,225
Fresh Del Monte Produce	39,390		1,334,927
Hain Celestial Group	70,781	[a]	1,919,581
			5,452,733
Health Care Equipment & Services - 5.8%
Amedisys	11,440	[a]	1,429,542
AMN Healthcare Services	36,089	[a]	1,974,068
Encompass HealthSouth	5,732		446,809
Globus Medical, Cl. A	13,446	[a]	763,195
LHC Group	21,466	[a]	2,210,783
MEDNAX	43,933	[a]	2,049,914
NuVasive	27,143	[a]	1,926,610
Omnicell	29,764	[a]	2,140,032
Tivity Health	54,359	[a]	1,747,642
			14,688,595
Insurance - 2.0%
Hanover Insurance Group	7,524		928,236
Kemper	24,116		1,940,132
Safety Insurance Group	8,555		766,528
Selective Insurance Group	21,282		1,351,407
			4,986,303
Materials - 3.9%
Cabot	29,242		1,834,058
Carpenter Technology	42,726		2,518,698
Coeur Mining	221,292	[a]	1,179,486
Commercial Metals	37,309		765,581
Hecla Mining	306,061		853,910
Louisiana-Pacific	97,016		2,569,954
			9,721,687
Media - 3.6%
E.W. Scripps, Cl. A	162,582		2,682,603
Gray Television	84,329	[a]	1,475,757
John Wiley & Sons, Cl. A	17,267		1,046,380
New York Times, Cl. A	58,217		1,347,724
Scholastic	31,173		1,455,467
Sinclair Broadcast Group, Cl. A	36,853		1,044,783
			9,052,714

10

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 2.1%
Cambrex	55,213	[a]	3,776,569
Supernus Pharmaceuticals	28,674	[a]	1,443,736
			5,220,305
Real Estate - 7.7%
Agree Realty	38,441	[b]	2,041,986
Americold Realty Trust	83,086	[b]	2,078,812
CareTrust	69,662	[b]	1,233,714
CoreCivic	101,490	[b]	2,469,252
Cousins Properties	271,163	[b]	2,410,639
Outfront Media	87,855	[b]	1,752,707
Pebblebrook Hotel Trust	42,523	[b]	1,546,562
Retail Properties of America, Cl. A	139,447	[b]	1,699,859
Sunstone Hotel Investors	116,259	[b]	1,901,997
Urban Edge Properties	102,991	[b]	2,274,041
			19,409,569
Retailing - 6.2%
Abercrombie & Fitch, Cl. A	69,102		1,459,434
Big Lots	31,729		1,325,955
Dick's Sporting Goods	80,584		2,859,120
Dillard's, Cl. A	29,443		2,247,679
Express	198,411	[a]	2,194,426
Guess?	53,335		1,205,371
Urban Outfitters	38,968	[a]	1,593,791
Williams-Sonoma	39,176		2,574,647
			15,460,423
Semiconductors & Semiconductor Equipment - 2.0%
Brooks Automation	41,823		1,465,060
Cirrus Logic	48,662	[a]	1,878,353
Semtech	30,479	[a]	1,694,632
			5,038,045
Software & Services - 3.8%
CoreLogic	12,376	[a]	611,498
CSG Systems International	34,741		1,394,504
Liveramp Holdings	35,713	[a]	1,764,579
LogMeIn	14,377		1,280,991
NIC	80,120		1,185,776
NICE Systems, ADR	3,473	[a]	397,554
Teradata	14,255	[a]	537,556
Verint Systems	45,746	[a]	2,291,875
			9,464,333
Technology Hardware & Equipment - 6.8%
Ciena	137,920	[a]	4,308,621
Cray	70,592	[a]	1,517,728

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.2% (continued)
Technology Hardware & Equipment - 6.8% (continued)
Dolby Laboratories, Cl. A		4,927		344,742
Fabrinet		63,191	[a]	2,923,216
II-VI		53,105	[a]	2,511,866
Methode Electronics		27,078		980,224
NETGEAR		33,462	[a]	2,103,087
NetScout Systems		12,555	[a]	317,014
Tech Data		27,364	[a]	1,958,441
				16,964,939
Transportation - 1.3%
Hub Group, Cl. A		44,757	[a]	2,040,919
Marten Transport		39,274		826,718
Ryder System		7,266		530,927
				3,398,564
Utilities - 3.9%
Chesapeake Utilities		17,927		1,504,075
Hawaiian Electric Industries		14,086		501,321
IDACORP		20,728		2,056,839
Portland General Electric		53,554		2,442,598
Southwest Gas		40,265		3,182,143
				9,686,976
Total Common Stocks (cost $193,235,183)				246,567,779

Exchange-Traded Funds - .8%
Registered Investment Companies - .8%
iShares Russell 2000 Value ETF (cost $1,901,322)		14,176		1,885,408
	7-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,076,549)	2.01	4,076,549	[c]	4,076,549
Total Investments (cost $199,213,054)		100.6%		252,529,736
Liabilities, Less Cash and Receivables		(.6%)		(1,517,952)
Net Assets		100.0%		251,011,784

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
aNon-income producing security.
bInvestment in real estate investment trust.
cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

12

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.7
Industrials	16.5
Consumer Discretionary	14.5
Information Technology	12.5
Health Care	7.9
Real Estate	7.7
Energy	6.4
Consumer Staples	4.2
Materials	3.9
Utilities	3.9
Investment Companies	2.4
100.6

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 9/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,351,191	90,191,322	88,465,964	4,076,549	1.6	47,045
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	22,454,034	72,591,107	95,045,141	-	-	-
Total	24,805,225	162,782,429	183,511,105	4,076,549	1.6	47,045

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	195,136,505	248,453,187
Affiliated issuers	4,076,549	4,076,549
Receivable for shares of Beneficial Interest subscribed		285,288
Dividends receivable		261,212
Prepaid expenses		30,950
		253,107,186
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		208,253
Payable for investment securities purchased		1,591,614
Payable for shares of Beneficial Interest redeemed		197,990
Trustees fees and expenses payable		745
Interest payable—Note 2		124
Accrued expenses		96,676
		2,095,402
Net Assets ($)		251,011,784
Composition of Net Assets ($):
Paid-in capital		175,553,873
Total distributable earnings (loss)		75,457,911
Net Assets ($)		251,011,784

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	33,037,209	2,645,725	215,317,987	10,863
Shares Outstanding	1,348,905	109,908	8,739,530	439
Net Asset Value Per Share ($)	24.49	24.07	24.64	24.74

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,381,592
Affiliated issuers	47,045
Income from securities lending—Note 1(b)	61,914
Total Income	3,490,551
Expenses:
Investment advisory fee—Note 3(a)	1,891,475
Shareholder servicing costs—Note 3(c)	201,262
Administration fee—Note 3(a)	141,861
Professional fees	99,537
Registration fees	64,651
Custodian fees—Note 3(c)	16,742
Trustees’ fees and expenses—Note 3(d)	15,570
Distribution fees—Note 3(b)	14,197
Prospectus and shareholders’ reports	10,349
Loan commitment fees—Note 2	2,485
Interest expense—Note 2	886
Miscellaneous	40,099
Total Expenses	2,499,114
Less—reduction in expenses due to undertaking—Note 3(a)	(108)
Net Expenses	2,499,006
Investment Income—Net	991,545
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,843,313
Net unrealized appreciation (depreciation) on investments	2,309,114
Net Realized and Unrealized Gain (Loss) on Investments	30,152,427
Net Increase in Net Assets Resulting from Operations	31,143,972

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment income—net	991,545	1,351,784
Net realized gain (loss) on investments	27,843,313	30,411,050
Net unrealized appreciation (depreciation) on investments	2,309,114	3,211,974
Net Increase (Decrease) in Net Assets Resulting from Operations	31,143,972	34,974,808
Distributions ($):
Distributions to shareholders:
Class A	(53,720)	(1,443)
Class C	(1,775)	(2,687)
Class I	(32,289,342)	(17,800,397)
Class Y	(1,775)	(889)
Total Distributions	(32,346,612)	(17,805,416)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,296,357	218,468
Class C	61,476	38,302
Class I	19,365,636	27,015,506
Class Y	-	7,060,569
Net assets received in connection with reorganization—Note 1	47,350,644	-
Distributions reinvested:
Class A	51,917	561
Class C	-	1,818
Class I	31,301,262	17,276,112
Cost of shares redeemed:
Class A	(3,460,097)	(7,948)
Class C	(885,595)	(22,836)
Class I	(51,545,880)	(58,057,045)
Class Y	(7,383,640)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	36,152,080	(6,476,493)
Total Increase (Decrease) in Net Assets	34,949,440	10,692,899
Net Assets ($):
Beginning of Period	216,062,344	205,369,445
End of Period	251,011,784	216,062,344

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	54,936	9,063
Shares issued in connection with reorganization—Note 1	1,432,564	-
Shares issued for distributions reinvested	2,311	23
Shares redeemed	(150,099)	(332)
Net Increase (Decrease) in Shares Outstanding	1,339,712	8,754
Class Cb
Shares sold	2,579	1,554
Shares issued in connection with reorganization—Note 1	144,830	-
Shares issued for distributions reinvested	-	75
Shares redeemed	(38,574)	(995)
Net Increase (Decrease) in Shares Outstanding	108,835	634
Class I
Shares sold	805,216	1,107,768
Shares issued in connection with reorganization—Note 1	454,425	-
Shares issued for distributions reinvested	1,389,315	712,417
Shares redeemed	(2,156,868)	(2,421,691)
Net Increase (Decrease) in Shares Outstanding	492,088	(601,506)
Class Y
Shares sold	-	293,701
Shares redeemed	(293,701)	-
Net Increase (Decrease) in Shares Outstanding	(293,701)	293,701

[a] Distributions to shareholders include $68 Class A, $86 Class C, $910,192 Class I and $49 Class Y of distributions from net investment income and $1,375 Class A, $2,601 Class C, $16,890,205 Class I and $840 Class Y distributions from net realized gains. Undistributed investment income-net was $531,851 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification rule.

[b] During the period ended September 30, 2018, 544 Class C shares representing $11,725 were automatically converted to 537 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.04	.05	.02
Net realized and unrealized gain (loss) on investments	3.37	3.94	.40
Total from Investment Operations	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(.06)	(.09)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.10)	(2.00)	-
Net asset value, end of period	24.49	25.18	23.19
Total Return (%)[c]	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.15	.21	.46[e]
Portfolio Turnover Rate	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	3.32	3.95	.40
Total from Investment Operations	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	(.06)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.04)	(1.97)	-
Net asset value, end of period	24.07	24.94	23.16
Total Return (%)[c]	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19	2.30	2.13[e]
Ratio of net expenses to average net assets	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	25.27	23.20	21.95	28.21	32.76
Investment Operations:
Investment income—net[a]	.11	.15	.14	.15	.11
Net realized and unrealized gain (loss) on investments	3.40	3.93	3.11	(.51)	1.15
Total from Investment Operations	3.51	4.08	3.25	(.36)	1.26
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.17)	(.13)	(.09)
Dividends from net realized gain on investments	(4.04)	(1.91)	(1.83)	(5.77)	(5.72)
Total Distributions	(4.14)	(2.01)	(2.00)	(5.90)	(5.81)
Net asset value, end of period	24.64	25.27	23.20	21.95	28.21
Total Return (%)	15.43	17.98	15.91	(2.05)	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.00	.97	.96
Ratio of net expenses to average net assets	1.01	1.03	1.00	.97	.96
Ratio of net investment income to average net assets	.46	.62	.63	.62	.37
Portfolio Turnover Rate	84.28	76.86	78.56	76.23	68.43
Net Assets, end of period ($ x 1,000)	215,318	208,377	205,339	255,019	318,376

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	3.57	3.97	.40
Total from Investment Operations	3.53	4.07	.43
Distributions:
Dividends from investment income—net	-	(.11)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.04)	(2.02)	-
Net asset value, end of period	24.74	25.25	23.20
Total Return (%)	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	(.14)	.42	.72[d]
Portfolio Turnover Rate	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and Company’s Board of Directors (the “Acquired Board”), all of the assets, subject to the liabilities, of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares were transferred to the fund in a tax free exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $23.30 for Class A, $23.04 for Class C and $23.39 for Class I, and a total of 1,432,564 Class A, 144,830 Class C and 454,425 Class I shares were issued to shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund and the fund were as follows:

23

NOTES TO FINANCIAL STATEMENTS (continued)

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund	11,406,057	47,350,644
Dreyfus/The Boston Company Small Cap Value Fund	48,975,083	211,774,488

Assuming the merger had been completed on October 1, 2017, the fund’s unaudited pro forma results in the Statement of Operations during the period ended September 30, 2018 would be as follows:

Net investment income	$968,9931
Net realized and unrealized gain (loss) on investments	$42,948,904[2]
Net increase (decrease) in net assets resulting from operations	$43,917,897

1  $991,545 as reported in the Statement of Operations, plus $(22,552) Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund, pre-merger.

2  $30,152,427 as reported in the Statement of Operations plus $12,796,477 Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund that have been included in the fund’s Statement of Operations since January 19, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder

24

Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

26

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities- Common Stocks†	248,453,187	-	-	248,453,187
Investment Companies	4,076,549	-	-	4,076,549

† See Statement of Investments for additional detailed categorizations.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and

27

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2018, The Bank of New York Mellon earned $12,203 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,838,506, undistributed capital gains $22,660,454 and unrealized appreciation $49,958,951.

28

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $8,916,180 and $1,395,205, and long-term capital gains $23,430,432 and $16,410,211, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and wash sales from fund merger, the fund decreased accumulated undistributed investment income-net by $253,943, decreased accumulated net realized gain (loss) on investments by $22,336 and increased paid-in-capital by $276,279. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2018 was approximately $40,000 with a related weighted average annualized interest rate of 2.22%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus

29

NOTES TO FINANCIAL STATEMENTS (continued)

has contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $108 during the period ended September 30, 2018.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $141,861 during the period ended September 30, 2018.

During the period ended September 30, 2018, the Distributor retained $224 from commissions earned on sales of the fund’s Class A shares and $9 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2018, Class C shares were charged $14,197 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports

30

and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $56,451 and $4,732, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $18,679 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $16,742 pursuant to the custody agreement.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $167,361, administration fees $12,552, Distribution Plan fees $1,659, Shareholder Services Plan fees $7,414, custodian fees $7,540, Chief Compliance Officer fees $3,145 and transfer agency fees $8,618, which are

31

NOTES TO FINANCIAL STATEMENTS (continued)

offset against an expense reimbursement currently in effect in the amount of $36.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2018, amounted to $197,235,229 and $205,052,614, respectively.

At September 30, 2018, the cost of investments for federal income tax purposes was $202,570,785; accordingly, accumulated net unrealized appreciation on investments was $49,958,951, consisting of $57,586,541 gross unrealized appreciation and $7,627,590 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

To the Shareholders and Board of Trustees
Dreyfus Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Value Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and investments in affiliated issuers, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
November 21, 2018

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,448,529 as ordinary income dividends paid during the year ended September 30, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 34.64% of ordinary income dividends paid during the year ended September 30, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund reports the maximum amount allowable but not less than $2.9995 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1.0434 as a short-term capital gain dividend paid on December 21, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6944AR0918

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $191,930 in 2017 and $194,830 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,300 in 2017 and $31,780 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,400 in 2017 and $17,760 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,323,000 in 2017 and $23,795,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 21, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    November 21, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)